As filed with the Securities and Exchange Commission October 21, 2013

File Nos. 002-67052 and 811-03023

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Post-Effective Amendment No. 429

AND

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

Amendment No. 430

____________________________________________________________________________________________

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2090

Stacy Fuller, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006

Copies to:
Lina Bhatnagar
Atlantic Fund Administration, LLC
Three Canal Plaza
Portland, ME 04101

____________________________________________________________________________________________

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to Rule 485, paragraph (b)(1)
[X]	on November 1, 2013, pursuant to Rule 485, paragraph (b)(1)
[ ]	60 days after filing pursuant to Rule 485, paragraph (a)(1)
[ ]	on __________, pursuant to Rule 485, paragraph (a)(1)
[ ]	75 days after filing pursuant to Rule 485, paragraph (a)(2)
[ ]	on __________, pursuant to Rule 485, paragraph (a)(2)
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered: Golden Large Cap Core Fund and Golden Small Cap Core Fund

Prospectus

Golden Large Cap Core Fund

Institutional Shares (GLDLX)
Investor Shares

Golden Small Cap Core Fund

Institutional Shares (GLDSX)
Investor Shares

November 1, 2013

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Summary Section	1
This important section summarizes each Fund's objectives, strategies, fees, risks, past performance, portfolio turnover, portfolio managers, your account and other information.
Golden Large Cap Core Fund	1
Golden Small Cap Core Fund	8
Details Regarding Principal Investment Strategies	15
This section includes additional information about each Fund's investment strategies.
Golden Large Cap Core Fund	15
Golden Small Cap Core Fund	17
Details Regarding Principal Investment Risks	19
This section includes additional information about each Fund's investment risks.
Management	22
Investment Adviser	22
Portfolio Managers	23
Other Service Providers	24
Fund Expenses	24
Your Account	25
How to Contact the Funds	25
General Information	25
Choosing a Share Class	28
Buying Shares	29
Selling Shares	35
Exchanging Shares	39
Retirement Accounts	40
Other Information	41
Financial Highlights	44

Summary Section

Golden Large Cap Core Fund
Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.70%	0.95%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$72	$224	$390	$871
Investor Shares	$97	$303	$525	$1,166

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S.-listed equity securities of companies with large market capitalizations ("80% Policy"). Such securities may be issued by companies that are organized in the U.S. or those organized in a foreign jurisdiction. For these purposes, large market capitalization companies are those with market capitalizations that are similar, at the time of their purchase, to those of the companies in the S&P 500® Index or the Russell 1000® Index. As of September 30, 2013, the market capitalizations of the companies in the S&P 500 Index ranged from $2.68 billion to $433.13 billion. As of September 30, 2013, the market capitalizations of the companies in the Russell 1000 Index ranged from $888.21 million to $433.13 billion.

The goal of the Fund is to construct an actively managed portfolio of large-cap companies that are undervalued and exhibit the likelihood of meeting or exceeding earnings expectations. Due to market fluctuations and the wide range of capitalization in the S&P 500 Index and the Russell 1000 Index, it is possible for the Fund to invest in companies that may be viewed at times as mid and small cap companies.

The Fund's Adviser, Golden Capital Management, LLC (the "Adviser"), uses a combination of quantitative and qualitative analysis to select the securities in which the Fund will invest. The Adviser's quantitative analysis focuses on company fundamentals and is conducted using a proprietary total composite model that considers valuation, earnings and trading momentum characteristics to rank securities. Stocks that are attractively ranked undergo further qualitative analysis. The Adviser's process for selling portfolio securities is based on a method that indicates a company may have declining earnings expectations or significantly overvalued stock price. Generally, the Adviser avoids investment in companies for which the primary industry classification is alcohol, gaming or tobacco. This disciplined process leads to a focused, target portfolio of approximately 50 securities from the major economic sectors.

Principal Investment Risks

The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is important that investors closely review and understand the risks of investing in the Fund.

Equity Risk. The Fund's equity holdings, which include common stocks, may decline in value because of changes in price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons which may relate directly to the issuer of a security or broader economic or market events including changes in interest rates.

Focused Portfolio Risk. Since the Fund tends to invest in a smaller number of securities than do many other similar mutual funds, changes in the value of individual securities held by the Fund may have a larger impact on the Fund's NAV than if the Fund were more broadly invested.

Foreign Securities Risk. Foreign securities are subject to the same risks as domestic securities and may be subject to additional risks, including international trade, currency, tax, political and diplomatic risks, which may affect their value.

Large Capitalization Company Risk. The Fund's investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Management Risk. The Fund is actively managed, and its performance will reflect the Adviser's ability to make investment decisions that are suited to achieving the Fund's investment objectives. Since the Adviser generally avoids investments in companies for which the primary industry classification is alcohol, gaming or tobacco, the Fund may forego profitable investment opportunities.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund.

Small and Mid Capitalization Company Risk. Investments in small and mid capitalization companies may be less liquid and their securities' prices may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund's ability to sell such securities at a desirable time and price.

Value Investment Risk. The Fund may invest in securities the Adviser believes are undervalued. The value of the Fund's shares may decline, even if stock prices generally are rising because value stocks may fall out of favor with the market or react differently to market, political and economic developments.

Performance Information

The following chart illustrates the variability of the Institutional Shares' returns as of December 31, 2012. The chart and table provide some indication of the risks of investing in the Fund's Institutional Shares by showing the changes in the performance from year to year and how the Fund's Institutional Shares' average annual returns for one year, five years and since inception compare to the S&P 500 Index, a broad measure of market performance. Updated performance information is available on a monthly basis and may be obtained by calling (800) 206-8610 (toll free).

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

Annual Returns as of December 31
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
12.89
6.94
-34.40
20.75
12.00
-0.47
16.89
2006
2007
2008
2009
2010
2011
2012

The calendar year-to-date total return as of September 30, 2013 was 24.43%.

During the period shown, the highest return for a quarter was 15.18% for the quarter ended March 31, 2012, and the lowest return was -19.21% for the quarter ended December 31, 2008.

Average Annual Total Returns
(For the periods ended December 31, 2012 )

	1 Year	5 Year	Since Inception 09/13/05
Institutional Shares
Return Before Taxes	16.89%	0.64%	3.39%
Return After Taxes on Distributions	14.92%	0.10%	2.99%
Return After Taxes on Distributions and Sale of Fund Shares	13.58%	0.51%	2.90%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.22%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

Management

Investment Adviser. Golden Capital Management, LLC (the "Adviser") is the Fund's investment adviser.

Portfolio Manager. Mr. Jeff C. Moser, CFA, Chief Operating Officer of the Adviser, is primarily responsible for the day-to-day management of the Fund. Mr. Moser has served as portfolio manager for the Fund since its inception in 2005.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange ("NYSE") is open for business. You may purchase or redeem shares directly from the Fund by calling (800) 206-8610 (toll free) or writing to the Fund at Golden Funds, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
Standard Accounts	$2,500	$1,000
Retirement Accounts	$2,500	$1,000
Investor Shares
Standard Accounts	$2,500	$500
Retirement Accounts	$2,500	$500

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-exempt investors (such as tax-deferred retirement plans and accounts) as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Summary Section

Golden Small Cap Core Fund
Investment Objective

The Fund seeks to achieve maximum long-term total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	1.10%	1.35%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$112	$350	$606	$1,340
Investor Shares	$137	$428	$739	$1,624

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S.-listed equity securities of companies with small market capitalizations ("80% Policy"). Such securities may be issued by companies that are organized in the U.S. or those organized in a foreign jurisdiction. U.S.-listed equities also include real estate investment trusts ("REITs"). For these purposes, small market capitalization companies are those with market capitalizations that are similar, at the time of their purchase, to those of the Russell 2000® Index or the S&P SmallCap 600® Index. As of September 30, 2013, the market capitalizations of the companies in the Fund's primary benchmark, the Russell 2000 Index, ranged from $42.35 million to $4.81 billion. As of September 30, 2013, the market capitalizations of the companies in the Fund's secondary benchmark, the S&P SmallCap 600 Index, ranged from $100.37 million to $4.99 billion.

The goal of the Fund is to construct an actively managed portfolio of small-cap companies that are undervalued and exhibit the likelihood to meet or exceed earnings expectations.

The Fund's adviser, Golden Capital Management, LLC (the "Adviser"), uses a combination of quantitative and qualitative analysis to select the securities in which the Fund will invest. The Adviser's quantitative analysis focuses on company fundamentals and is conducted using a proprietary total composite model that considers valuation, earnings and trading momentum characteristics to rank securities. Stocks that are attractively ranked undergo further qualitative analysis. The Adviser's process for selling portfolio securities is based on a method that indicates a company may have declining earnings expectations or significantly overvalued stock price. Generally, the Adviser avoids investment in companies for which the primary industry classification is alcohol, gaming or tobacco. This disciplined process leads to a focused, target portfolio of approximately 60 securities from the major economic sectors.

Principal Investment Risks

The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is important that investors closely review and understand the risks of investing in the Fund.

Equity Risk. The Fund's equity holdings, which include common stocks, may decline in value because of changes in price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons which may relate directly to the issuer of a security or broader economic or market events including changes in interest rates.

Focused Portfolio Risk. Since the Fund tends to invest in a smaller number of securities than do many other similar mutual funds, changes in the value of individual securities held by the Fund may have a larger impact on the Fund's NAV than if the Fund were more broadly invested.

Foreign Securities Risk. Foreign securities are subject to the same risks as domestic securities and may be subject to additional risks, including international trade, currency, tax, political and diplomatic risks, which may affect their value.

Management Risk. The Fund is actively managed, and its performance will reflect the Adviser's ability to make investment decisions that are suited to achieving the Fund's investment objectives. Since the Adviser generally avoids investments in companies for which the primary industry classification is alcohol, gaming or tobacco, the Fund may forego profitable investment opportunities.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund.

REIT Risk. The value of the Fund's investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. REITs typically are subject to management fees and other expenses that are separate from those of the Fund.

Small and Mid Capitalization Company Risk. Investments in small and mid capitalization companies may be less liquid and their securities' prices may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund's ability to sell such securities at a desirable time and price.

Value Investment Risk. The Fund may invest in securities the Adviser believes are undervalued. The value of the Fund's shares may decline, even if stock prices generally are rising because value stocks may fall out of favor with the market or react differently to market, political and economic developments.

Performance Information

The following chart illustrates the variability of the Institutional Shares' returns as of December 31, 2012. The chart and table provide some indication of the risks of investing in the Fund's Institutional Shares by showing the changes in the performance from year to year and how the Fund's Institutional Shares' average annual returns for one year, five years and since inception compare to certain broad-based indices. Updated performance information is available on a monthly basis and may be obtained by calling (800) 206-8610 (toll free).

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

Annual Returns as of December 31
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
10.77
-3.21
-36.42
14.15
22.72
1.29
14.47
2006
2007
2008
2009
2010
2011
2012

The calendar year-to-date total return as of September 30, 2013 was 25.79%.

During the period shown, the highest return for a quarter was 18.40% for the quarter ended December 31, 2011, and the lowest return was -26.58% for the quarter ended December 31, 2008.

Average Annual Total Returns
(For the periods ended December 31, 2012 )

	1 Year	5 Year	Since Inception 09/13/05
Institutional Shares
Return Before Taxes	14.47%	0.64%	2.32%
Return After Taxes on Distributions	14.47%	0.64%	2.29%
Return After Taxes on Distributions and Sale of Fund Shares	9.40%	0.55%	1.98%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	16.35%	3.56%	4.65%
S&P SmallCap 600 Index (reflects no deduction for fees, expenses or taxes)	16.32%	5.14%	5.51%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

Management

Investment Adviser. Golden Capital Management, LLC (the "Adviser") is the Fund's investment adviser.

Portfolio Manager. Greg W. Golden, CFA, President and Chief Executive Officer of the Adviser, is primarily responsible for the day-to-day management of the Fund. Mr. Golden has served as portfolio manager for the Fund since its inception in 2005.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange ("NYSE") is open for business. You may purchase or redeem shares directly from the Fund by calling (800) 206-8610 (toll free) or writing to the Fund at Golden Funds, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
Standard Accounts	$2,500	$1,000
Retirement Accounts	$2,500	$1,000
Investor Shares
Standard Accounts	$2,500	$500
Retirement Accounts	$2,500	$500

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-exempt investors (such as tax-deferred retirement plans and accounts) as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Details Regarding Principal Investment Strategies

Golden Large Cap Core Fund

Concepts to Understand

Common Stock means an ownership interest in a company and usually possesses voting rights and may earn dividends.

Equity Security means a security such as a common stock, preferred stock or convertible security that represents an ownership interest in a company.

Market Capitalization means the total value of all of a company's common stock in the stock market based on the stock's market price.

The investment objective of the Fund is to seek to achieve long-term capital appreciation.

Additional Information Regarding Principal Investment Strategies

The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S.-listed equity securities of companies with large market capitalizations. Such securities may be issued by companies that are organized in the U.S. or those organized in a foreign jurisdiction. For these purposes, large market capitalization companies are those with market capitalizations that are similar, at the time of their purchase, to those of the companies in the S&P 500® Index or the Russell 1000® Index. The S&P 500 Index is comprised of 500 leading companies in leading industries of the U.S. economy. As of September 30, 2013, the market capitalizations of the companies in the S&P 500 Index ranged from $2.68 billion to $433.13 billion. The Russell 1000 Index measures the performance of the large capitalization segment of the U.S. equity universe. As of September 30, 2013, the market capitalizations of the companies in the Russell 1000 Index ranged from $888.21 million to $433.13 billion. The Fund will not change its investment policy of investing at least 80% of its net assets in companies suggested by the Fund's name without providing shareholders with at least 60 days' notification.

The goal of the Fund is to construct an actively managed portfolio of large-cap companies that are undervalued and exhibit the likelihood of meeting or exceeding earnings expectations. Due to market fluctuations and the wide range of capitalization in the S&P 500 Index and the Russell 1000 Index, it is possible for the Fund to invest in companies that may be viewed at times as mid and small cap companies.

The Adviser's Process - Purchasing Portfolio Securities. The Fund's adviser, Golden Capital Management, LLC (the "Adviser"), uses a combination of quantitative and qualitative analysis to select the securities in which the Fund will invest. The Adviser begins with the universe of companies that consists of the top 60% of the largest 3,000 U.S.-listed equity securities by market capitalization, subject to minimum data requirements. The Adviser's quantitative analysis focuses on company fundamentals and is conducted using a proprietary total composite model that considers valuation, earnings and trading momentum characteristics to rank securities. Stocks that are attractively ranked by the total composite model are candidates for purchase. Such candidates undergo further qualitative analysis, which may include an evaluation of a company's management strength, products and/or services, competition and risk profile.

Generally, the Adviser avoids investment in companies for which the primary industry classification is alcohol, gaming or tobacco. This disciplined process leads to a focused, target portfolio of approximately 50 securities that are diversified among major economic sectors. The Adviser plans to hold each investment long term if such investment continues to satisfy the Fund's investment criteria.

The Adviser's Process - Selling Portfolio Securities. The Adviser's process for selling portfolio securities is based on a method that indicates a company may have declining earnings expectations or a significantly overvalued stock price. The Adviser may sell stocks that fall below the minimum threshold rankings in the total composite model. In determining which of these stocks to sell, the Adviser may consider its controls on annual portfolio turnover and whether there are adequate "buy candidates" to maintain proper diversification of the Fund's portfolio. Before any security is sold, the Adviser performs a review of the company's fundamental outlook to validate the model's rankings. Upon the sale of any security, the Adviser seeks to invest the proceeds in the most attractive security, in light of all relevant considerations, in which the Fund may invest in accordance with the Fund's investment restrictions.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

Details Regarding Principal Investment Strategies

Golden Small Cap Core Fund

Concepts to Understand

Common Stock means an ownership interest in a company and usually possesses voting rights and may earn dividends.

Equity Security means a security such as a common stock, preferred stock or convertible security that represents an ownership interest in a company.

Market Capitalization means the total value of all of a company's common stock in the stock market based on the stock's market price.

The investment objective of the Fund is to seek to achieve maximum long-term total return.

Additional Information Regarding Principal Investment Strategies

The Fund normally invests at least 80% of its net assets (plus borrowings for Investment purposes) in U.S.-listed equity securities of companies with small market capitalizations. Such securities may be issued by companies that are organized in the U.S. or those organized in a foreign jurisdiction. U.S.-listed equities also include REITs. For these purposes, small market capitalization companies are those with market capitalizations that are similar, at the time of their purchase, to those of the Russell 2000® Index or the S&P SmallCap 600® Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. As of September 30, 2013, the market capitalizations of the companies in the Russell 2000 Index ranged from $42.35 million to $4.81 billion. The S&P SmallCap 600 Index is a market capitalization weighted index of 600 smaller capitalization domestic stocks chosen for market size, liquidity and industry group representation. As of September 30, 2013, the market capitalizations of the companies in the S&P SmallCap 600 Index ranged from $100.37 million to $4.99 billion. The Fund will not change its investment policy of investing at least 80% of its net assets in companies suggested by the Fund's name without providing shareholders with at least 60 days' notification.

The goal of the Fund is to construct an actively managed portfolio of small-cap companies that are undervalued and exhibit the likelihood to meet or exceed earnings expectations.

The Adviser's Process - Purchasing Portfolio Securities. The Adviser uses a combination of quantitative and qualitative analysis to select the securities in which the Fund will invest. The Adviser's investment universe includes U.S.-listed equity securities that are included in the Russell 2000 Index and other companies that have characteristics similar to those of the companies in the Russell 2000 Index, subject to minimum data requirements.

The Adviser's quantitative analysis focuses on company fundamentals and is conducted using a proprietary total composite model that considers valuation, earnings and trading momentum characteristics to rank securities. Stocks that are attractively ranked by the total composite model are candidates for purchase. Such candidates undergo further qualitative analysis, which may include an evaluation of a company's management strength, products and/or services, competition and risk profile.

Generally, the Adviser avoids investment in companies for which the primary industry classification is alcohol, gaming or tobacco. This disciplined process leads to a focused, target portfolio of approximately 60 securities that are diversified among major economic sectors. The Adviser plans to hold each investment long-term if such investment continues to satisfy the Fund's investment criteria.

The Adviser's Process - Selling Portfolio Securities. The Adviser's process for selling portfolio securities is based on a method that indicates a company may have declining earnings expectations or significantly overvalued stock price. The Adviser may sell stocks that fall below the minimum threshold rankings in the total composite model. In determining which of these stocks to sell, the Adviser may consider its controls on annual portfolio turnover and whether there are adequate "buy candidates" to maintain proper diversification of the Fund's portfolio. Before any security is sold, the Adviser performs a review of the company's fundamental outlook to validate the model's rankings. Upon the sale of any security, the Adviser seeks to invest the proceeds in the most attractive security, in light of all relevant considerations, in which the Fund may invest in accordance with the Fund's investment restrictions.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

Details Regarding Principal Investment Risks

Investment Risks	Golden Large Cap Core Fund	Golden Small Cap Core Fund
Equity Risk	X	X
Focused Portfolio Risk	X	X
Foreign Securities Risk	X	X
Large Capitalization Company Risk	X
Management Risk	X	X
Market Events Risk	X	X
REIT Risk		X
Small and Mid Capitalization Company Risk	X	X
Value Investment Risk	X	X

A Fund's NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in a Fund, or a Fund could underperform other investments. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Risk. Equity holdings, including common stocks, may decline in value because of changes in price of a particular holding or a broad stock market decline. These fluctuations could be a drastic movement or a sustained trend. The value of a security may decline for a number of reasons which may relate directly to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer's goods or services or broader economic or market events, including changes in interest rates. Common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer's debt securities and preferred stock take precedence over the claims of common stockholders. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuation in the market value of the underlying securities or any changes in the issuer's credit rating.

Focused Portfolio Risk. Under normal market conditions, the Golden Large Cap Core Fund will typically hold approximately 50 stocks and the Golden Small Cap Core Fund will hold approximately 60 stocks. Since the Fund tends to invest in a smaller number of securities than do many other similar mutual funds, changes in the value of individual securities held by the Fund may have a larger impact on the Fund's NAV than if the Fund were more broadly invested. Therefore, its performance may be disproportionately affected by the factors influencing those issuers and may suffer if the economic sectors of those issuers do not perform as expected.

Foreign Securities Risk. To the extent that the Fund invests in the securities of a company organized in a foreign jurisdiction, an investment in a Fund may have the following additional risks:

• Political and economic instability abroad may adversely affect the operations of such issuers and the value of their securities

• Changes in foreign tax laws, exchange controls or other limitations on repatriation of foreign capital or nationalization, increased taxation or confiscation of investors' assets also may affect the operations of foreign issuers and the value of their securities

• Dividends receivable on the foreign securities contained in the Fund's portfolio may be subject to foreign withholding taxes, which may increase or reduce (depending on tax laws in the relevant jurisdiction) the income available for distribution to the Fund's shareholders.

Large Capitalization Company Risk. Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Management Risk. The Fund is actively managed, and its performance, therefore, will reflect the Adviser's ability to make investment decisions that are suited to achieving that Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives. Further, the Fund's performance may deviate from overall market returns to a greater degree than funds that do not employ a similar strategy.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund.

REIT Risk. The value of the Fund's investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. REITs typically are subject to management fees and other expenses that are separate from those of the Fund.

Small and Mid Capitalization Company Risk. Investments in small and mid capitalization companies may entail greater risks, and their securities' prices may fluctuate more and have a higher degree of volatility than those of larger, more established companies. Securities of small and mid capitalization companies may be traded in lower volume and be less liquid. The general market may not favor the small and mid sized companies in which each Fund invests, and as a result the Fund could underperform the general market. Small and mid sized companies may have more limited product lines, markets and financial resources that make them more susceptible to economic and market setbacks. Additionally, information about these companies may not be readily available. The smaller the company, the greater effect these risks may have on the company's operations and performance, which could have a significant impact on the price of the security. These factors could adversely affect each Fund's ability to sell such securities at a desirable time and price.

Value Investment Risk. The determination that the stock is undervalued is subjective, the market may not agree and the stock's price may not rise to what the Adviser believes is its full value. The value of a Fund's shares may decline, even if stock prices generally are rising because value stocks may fall out of favor with the market or react differently to market, political and economic developments.

Management

The Golden Large Cap Core Fund and Golden Small Cap Core Fund (each a "Fund"; collectively the "Funds") are each a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The Board of Trustees (the "Board") oversees the management of the Funds and meets periodically to review each Fund's performance, monitor investment activities and practices and discuss other matters affecting the Funds. Additional information regarding the Board and the Trust's executive officers, may be found in the Funds' Statement of Additional Information (the "SAI").

Investment Adviser

The Funds' adviser is Golden Capital Management, LLC, Five Resource Square, Suite 400, 10715 David Taylor Drive, Charlotte, North Carolina 28262. The Adviser is an SEC-registered investment adviser that specializes in equity strategies for a variety of institutional, fund, high net worth individual and other clients. Employees of the Adviser own, indirectly, 35% of the Adviser's ownership interests. Wells Fargo & Company ("Wells Fargo"), a large financial services firm, owns, indirectly, 65% of the Adviser's ownership interests. As of June 30, 2013, the Adviser had over $7 billion of assets under management.

Subject to the general oversight of the Board, the Adviser makes investment decisions for each Fund. The Adviser receives an advisory fee at an annual rate equal to 0.70% of the average annual daily net assets of the Golden Large Cap Core Fund and 1.10% of the average annual daily net assets of the Golden Small Cap Core Fund under the terms of the Advisory Agreement. Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Funds and is obligated to pay all expenses of the Funds except portfolio transaction expenses, borrowing costs, interest, taxes, certain compensation and expenses of the Board, any expenses the Funds are authorized to pay under Rule 12b-1, and extraordinary expenses.

The Adviser has contractually agreed to waive its fee and/or reimburse the Golden Large Cap Core Fund's expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to the extent that total annual fund operation expenses exceed 0.70% and 0.95% for Institutional Shares and Investor Shares, respectively, through October 31, 2014. The Adviser has also contractually agreed to waive its fee and/or reimburse the Golden Small Cap Core Fund's expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to the extent that total annual fund operation expenses exceed 1.10% and 1.35% for Institutional Shares and Investor Shares, respectively, through October 31, 2014 (each such contractual agreement, an "Expense Cap"). Either Expense Cap may be lowered upon approval of Trust management, but may only be raised or eliminated with the consent of the Board. Net Annual Fund Operating Expenses may increase if exclusions from the relevant Expense Cap apply.

A discussion summarizing the basis on which the Board approved the Advisory Agreement between the Trust and the Adviser is included in the Funds' annual report for the year ended June 30, 2013.

Portfolio Managers

Greg Golden, one of the two founders of the Adviser, has day-to-day responsibility for managing the Golden Small Cap Core Fund. He has been managing money for more than 23 years and has worked for the Adviser since 1999. Jeff Moser, the other founder of the Adviser, has day-to-day responsibility for managing the Golden Large Cap Core Fund. Mr. Moser has been managing money for more than 26 years and has worked for the Adviser since 1999.

Greg W. Golden, CFA, serves as the President and CEO of the Adviser and is a member of the Adviser's investment team. Prior to founding the Adviser in 1999, Mr. Golden served as Senior Vice President and Head of the Structured Products Group for TradeStreet Investment Associates, Inc., an SEC registered investment adviser wholly owned by Bank of America. Mr. Golden began his career in investment management in 1989 with Sovran Bank of Tennessee. His past experience includes portfolio management, derivatives management, trading, asset allocation and quantitative analysis. He earned a B.B.A. in Finance from Belmont University in Nashville, TN. He was awarded the Chartered Financial Analyst (CFA) designation in 1999. Mr. Golden is a member of the CFA Institute and the CFA North Carolina Society.

Jeff C. Moser, CFA, serves as Chief Operating Officer and is a member of the Adviser's investment team. Prior to founding the Adviser in 1999, Mr. Moser served as Senior Vice President of the Structured Products Group for TradeStreet Investment Associates, Inc., an SEC-registered investment adviser wholly owned by Bank of America. Mr. Moser began his career with Bank of America in 1983, where he served in client service and investment management capacities. Mr. Moser is a Phi Beta Kappa graduate of Wake Forest University with a B.S. in Mathematics. He was awarded the Chartered Financial Analyst (CFA) designation in 1989. Mr. Moser is a member of the CFA Institute and the CFA North Carolina Society.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Fund shares by the portfolio managers.

Other Service Providers

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") provides fund accounting, fund administration, compliance and transfer agency services to each Fund and the Trust and supplies certain officers of the Trust, including a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, Anti-Money Laundering Compliance Officer and additional compliance support personnel.

Foreside Fund Services, LLC (the "Distributor"), the Trust's principal underwriter, acts as the Trust's distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Atlantic or their affiliates.

Fund Expenses

Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Funds and other series of the Trust based upon methods approved by the Board. Certain service providers may waive all or a portion of their fees and may reimburse certain expenses of the Funds. Service provider waivers may be voluntary and would not be related to or affect the Adviser's contractual waiver. Any agreement to waive fees or to reimburse expenses increases the investment performance of a Fund and its applicable share classes for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

Your Account

General Information

You may purchase or sell (redeem) shares of each Fund on any day that the NYSE is open for business. Notwithstanding this fact, a Fund may, only in the case of an emergency, calculate its NAV and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of a Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order. "Good order" means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to a Fund's close will receive that day's NAV. Requests received in good order after a Fund's close or on a day when a Fund does not value its shares will be processed on the next business day and will be priced at the next NAV. The Funds cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Shares of the Funds will only be issued against full payment, as described more fully in this Prospectus and SAI. The Funds do not issue share certificates.

If you purchase shares directly from a Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

Each Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. Each Fund reserves the right to refuse any purchase request including, but not limited to, requests that could

How to Contact the Funds

E-mail the Funds at:

golden.ta@atlanticfundservices.com

Telephone the Funds at:

(800) 206-8610 (toll free)

Fax the Funds at:

(207) 347-2195

Write the Funds:

Golden Funds
P.O. Box 588
Portland, Maine 04112

Overnight Address:

Golden Funds
c/o Atlantic Fund Services
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Wire investments (or ACH payments):

Please contact the transfer agent at (800) 206-8610 (toll free) to obtain the ABA routing number and account number for the Funds.

adversely affect that Fund or its operations. If a Fund were to refuse any purchase request, it would notify the purchaser within two business days of receiving a purchase request in good order.

When and How NAV is Determined. Each Fund class calculates its NAV as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed. The NYSE is open every weekday, Monday through Friday, except on the following holidays: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day. To the extent that a Fund's portfolio investments trade in markets on days when the Fund is not open for business, the value of that Fund's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days that a Fund is open for business as markets or exchanges other than the NYSE may be closed.

The NAV of each Fund class is determined by taking the market value of the total assets of the class, subtracting the liabilities of the class and then dividing the result (net assets) by the number of outstanding shares of the class.

Each Fund values securities for which market quotations are readily available, including certain open-end investment companies, at current market value, except for certain short-term securities which are valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Investments in other open-end registered investment companies are valued at their NAV.

Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which a Fund portfolio security is principally traded closes early, (2) trading in a portfolio security was halted during the day and did not resume prior to the time that a Fund calculates its NAV, or (3) events occur after the close of the securities markets on which a Fund's portfolio securities primarily trade but before the time that Fund calculates its NAV.

If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, that Fund is required to value such securities at fair value as determined in good faith using procedures approved by the

Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with the procedures to a Valuation Committee composed of management members who are appointed to the Committee by the Board. The Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Funds invest in the securities of smaller companies. Securities of smaller companies are also more likely to require a fair value determination because they may be thinly traded and less liquid than traditional securities of larger companies.

Transactions Through Financial Intermediaries. The Funds have authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities (collectively, "financial intermediaries") to accept purchase, exchange and redemption orders on the Funds' behalf. If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different than the policies and fees if you had invested directly in the Funds. Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or another representative of your financial intermediary for more information.

All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed, including by financial intermediaries, at that day's NAV.

Payments to Financial Intermediaries. The Funds and their affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in a Fund. To the extent that a Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for providing services that would otherwise be provided by that Fund's transfer agent and/or administrator.

The Adviser or another Fund affiliate, out of its own resources, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as "revenue sharing." Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Funds, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Funds or their affiliate(s), and the prospect of receiving such compensation may provide the financial intermediary with an incentive to recommend the shares of a Fund, or a certain class of shares of a Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of a Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of each Fund's overall obligation to deter money laundering under federal law. The Trust's Anti-Money Laundering Program is designed to prevent a Fund from being used for money laundering or the financing of terrorist activities. In this regard, a Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings. A description of the Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI.

Choosing a Share Class

The following is a summary of the differences between Institutional Shares and Investor Shares of the Funds. Currently, Investor Shares are not offered for sale.

Institutional Shares. Institutional Shares of each Fund are designed for institutional investors (such as investment advisers, financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary programs and firm discretionary accounts. Institutional Shares are sold without the imposition of initial sales charges and are not subject to Rule 12b-1 fees.

Investor Shares. Investor Shares of each Fund are for retail investors who invest in a Fund directly or through a fund supermarket or other investment platform. Investor Shares are not sold with the imposition of initial sales charges but are subject to a Rule 12b-1 fee of up to 0.25% of that Fund's average daily net assets. A lower minimum initial investment is required to purchase Investor Shares.

	Institutional Shares	Investor Shares
Minimum Initial Investment	$2,500	$2,500
Minimum Additional Investment	$1,000	$500
Sales Charges	None	None
Rule 12b-1 Distribution Fees	None	0.25%

Under certain circumstances, an investor's investment in one class of shares of a Fund may be converted into an investment in the other class of shares of that Fund. No gain or loss will generally be recognized for federal income tax purposes as a result of such a conversion, and a shareholder's basis in the class of shares acquired will be the same as such shareholder's basis in the class of shares converted. Shareholders should consult their tax advisors regarding the state and local tax consequences of such a conversion, or any other exchange of shares.

Buying Shares

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check, Automated Clearing House ("ACH") or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's Anti-Money Laundering Program, the Funds do not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). Each Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of that Fund.

Checks. Checks must be made payable to "Golden Funds." For individual, sole proprietorship, joint, Uniform Gifts to Minors Act ("UGMA") and Uniform Transfers to Minors Act ("UTMA") accounts, checks may be made payable to one or more owners of the account and endorsed to "Golden Funds." A $20 charge may be imposed on any returned checks.

ACH. Refers to the Automated Clearing House system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your U.S. financial institution may charge you a fee for this service.

Wires. Instruct your U.S. financial institution with whom you have an account to make a federal funds wire payment to the Fund. Your U.S. financial institution may charge you a fee for this service.

Minimum Investments. Each Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
Standard Accounts	$2,500	$1,000
Retirement Accounts	$2,500	$1,000
Investor Shares
Standard Accounts	$2,500	$500
Retirement Accounts	$2,500	$500

Each Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust.

Registered investment advisers and financial planners may be permitted to aggregate the value of accounts in order to meet minimum investment amounts.

Account Requirements. The following table describes the requirements to establish certain types of accounts in the Funds.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	•Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts are owned by a minor child but controlled by an adult custodian.	•Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. •The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other Entities These accounts are owned by the entity, but control is exercised by its officers, partners or other management.

•The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary's certificate.

Type of Account	Requirement
Trusts	•The trust must be established before an account may be opened. •The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, U.S. taxpayer identification number ("TIN"), physical street address, date of birth and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Fund will attempt to verify your identity using the information that you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may realize a gain or loss on the Fund shares in the account. You will be responsible for any related taxes and will not be able to recoup any redemption fees assessed, if applicable.

Policy on Prohibition of Foreign Shareholders. Each Fund requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or who can show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund.

Investment Procedures. The following table describes the procedures for investing in the Funds.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.

By Check

•Call, write or e-mail the Fund for an account application.

•Complete the application (and other required documents, if applicable).

•Mail the Fund your original application (and other required documents, if applicable) and a check.

By Check •Fill out an investment slip from a confirmation or write the Fund a letter. •Write your account number on your check. •Mail the Fund the investment slip or your letter and the check.

By Wire

•Call, write or e-mail the Fund for an account application.

•Complete the application (and other required documents, if applicable).

•Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•Mail the Fund your original application (and other required documents, if applicable).

•Instruct your U.S. financial institution to wire money to the Fund.

By Wire •Instruct your U.S. financial institution to wire money to the Fund.

How to Open an Account	How to Add to Your Account

By ACH Payment

•Call, write or e-mail the Fund for an account application.

•Complete the application (and other required documents, if applicable).

•Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•Mail the Fund your original application (and other required documents, if applicable).

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application.

•ACH purchases are limited to $25,000 per day.

By ACH Payment

•Call the Fund to request a purchase by ACH payment.

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.

•ACH purchases are limited to $25,000 per day.

Systematic Investments. You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $250 per occurrence. If you wish to enroll in a systematic investment plan, complete the appropriate section on the account application. Your signed account application must be received at least three business days prior to the initial transaction. A Fund may terminate or modify this privilege at any time. You may terminate your participation in a systematic investment plan by notifying the Fund at least two days in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher. Please call (800) 206-8610 (toll free) for additional information regarding systematic investment plans.

Limitations on Frequent Purchases. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Funds' policy to discourage short-term trading. Frequent trading in a Fund, such as traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, a Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Funds do not permit market timing and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to a Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a predetermined period of time. If frequent trading trends are detected, an appropriate course of action may be taken. Each Fund reserves the right to cancel, restrict or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Funds receive purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Funds cannot always detect frequent purchases and redemptions. As a consequence, the Funds' ability to monitor and discourage abusive trading practices in such accounts may be limited.

The investment in securities of small capitalization or mid capitalization companies may make the Funds more susceptible to market timing, as shareholders may try to capitalize on the market volatility of such securities and the effect of the volatility on the value of Fund shares.

Each Fund reserves the right to refuse any purchase including exchange request, particularly requests that could adversely affect the Fund or its operations.

Canceled or Failed Payments. Each Fund accepts checks and ACH payments at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH payment that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses or expenses incurred by the Fund or the transfer agent. Each Fund and its agents have the right to reject or cancel any purchase due to non-payment.

Selling Shares

Redemption orders received in good order will be processed at the next calculated NAV. The right of redemption may not be suspended, except for any period during which (1)

the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets or (3) the SEC has entered a suspension order for the protection of the shareholders of a Fund.

If a Fund has not yet collected payment for the shares being sold, it may delay sending redemption proceeds until such payment is collected, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary •If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.

By Mail

•Prepare a written request including:

•your name(s) and signature(s);

•your account number;

•the Fund name and class;

•the dollar amount or number of shares you want to sell;

•how and where to send the redemption proceeds;

•a Medallion Signature Guarantee (if required); and

•other documentation (if required).

•Mail the Fund your request and documentation.

By Telephone

•Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

•Provide the following information:

•your account number;

•the exact name(s) in which the account is registered; and

•an additional form of identification.

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Systematic Withdrawal

•Complete the systematic withdrawal section of the application.

•Attach a voided check to your application.

•Mail the completed application to the Fund.

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Funds by telephone, you may mail us your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or a Fund at any time without charge or penalty. You may terminate your participation in a systematic withdrawal plan at any time by contacting the Fund sufficiently in advance of the next withdrawal.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Please call (800) 206-8610 (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements. To protect you and the Funds against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

•written requests to redeem $100,000 or more;

•changes to a shareholder's record name or account registration;

•paying redemption proceeds from an account for which the address has changed within the last 30 days;

•sending redemption and distribution proceeds to any person, address or financial institution account not on record;

•sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

•adding or changing ACH or wire instructions, the telephone redemption or exchange option or any other election in connection with your account.

Each Fund reserves the right to require Medallion Signature Guarantees on all redemptions.

Small Account Balances. If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance	Institutional Shares	Investor Shares
Standard Accounts	$1,000	$1,000
Retirement Accounts	$500	$500

Redemptions in Kind. Pursuant to an election filed with the SEC, under certain circumstances the Funds may pay redemption proceeds in portfolio securities rather than in cash. If a Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs) and the possibility of a lack of a liquid market for those securities. Please see the SAI for more details on redemptions in kind.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state's law.

Distribution and Shareholder Service Fees. The Trust has adopted a Rule 12b-1 plan under which each Fund pays the Distributor a fee up to 0.25% of the average daily net assets of Investor Shares for distribution services and/or the servicing of shareholder accounts. Because the Investor Shares pay distribution fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other financial intermediaries that provide distribution and shareholder services with respect to Investor Shares.

In addition to paying fees under the Rule 12b-1 plan, the Funds may pay service fees to financial intermediaries for administration, recordkeeping and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Exchanging Shares

You may exchange Fund shares for shares of other Golden Funds. For a list of funds available for exchange, call the transfer agent. Be sure to confirm with the transfer agent that the Fund into which you exchange is available for sale in your jurisdiction. Funds available for exchange may not be available for purchase in your jurisdiction. Because exchanges are a sale and purchase of shares, they may have tax consequences.

Requirements.You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is no limit on exchanges, but the Funds reserve the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone exchange order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

How to Exchange
Through a Financial Intermediary •Contact your financial intermediary by the method that is most convenient for you.

By Mail

•Prepare a written request including:

•your name(s) and signature(s);

•your account number;

•the name of each Fund you are exchanging;

•the dollar amount or number of shares you want to sell (and exchange);

•a Medallion Signature Guarantee (if required); and

•other documentation (if required).

•Complete a new account application if you are requesting different shareholder privileges in the Fund into which you are exchanging.

•Mail the Fund your request and documentation.

By Telephone

•Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

•Provide the following information:

•your account number;

•exact name(s) in which the account is registered; and

•additional form of identification.

Retirement Accounts

You may invest in shares of each Fund through an IRA, including traditional and Roth IRAs, also known as a "Qualified Retirement Account." The Funds may also be appropriate for other retirement plans, such as 401(k) plans. Before investing in an IRA or other retirement account, you should consult your tax advisor. Whenever making an investment in an IRA or certain retirement plans, be sure to indicate the year to which the contribution is attributed.

Other Information

Distributions and Dividend Reinvestments. Each Fund declares dividends from net investment income and pays them annually. Any net capital gains realized by a Fund are distributed at least annually.

Most investors typically have their income dividends and capital gain distributions (each a "distribution") reinvested in additional shares of the distributing class of the Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions to non-qualified retirement accounts are treated the same whether they are received in cash or reinvested.

Taxes. Each Fund intends to operate in a manner such that it will not be liable for federal income or excise taxes.

A Fund's distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to you as ordinary income, except as noted below. A Fund's distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include a nontaxable return of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis.

A Fund's dividends attributable to its "qualified dividend income" (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate (collectively, "individual") shareholders who satisfy those restrictions with respect to their Fund shares at the rates for net capital gain - a maximum of 15% for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly) and 20% for individual shareholders with taxable income exceeding those respective amounts. A portion of a Fund's dividends also may be eligible for the dividends-received deduction allowed to corporations - the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (thus excluding, among others, real estate investment trusts) and excludes dividends from foreign corporations - subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

A distribution reduces the NAV of a Fund's shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the full amount of the distribution even though it represents a partial return of your investment.

The sale (redemption) of Fund shares is generally taxable for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the redeemed Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption and any such gain will be taxed to individual shareholders at the 15% or 20% maximum federal income tax rates mentioned above. Any capital loss arising from the redemption of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions with respect to those shares.

Each Fund is required to withhold federal income tax at the rate of 28% on all distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an individual shareholder) if you fail to provide the Fund with your correct TIN or to make required certifications, or if you have been notified by the Internal Revenue Service ("IRS") that you are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against your federal income tax liability once you provide the required information or certification.

A Fund shareholder who wants to use the average basis method for determining basis in Fund shares he or she acquired or acquires after December 31, 2011 ("Covered Shares"), must elect to do so in writing (which may be electronic). If a Fund shareholder fails to affirmatively elect the average basis method, the basis determination will be made in accordance with that Fund's default method, which is first-in first-out. If, however, a Fund shareholder wishes to use a different acceptable method for basis determination (e.g., a specific identification method), the shareholder may elect to do so. The basis determination method a Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the previous requirement to report the gross proceeds from a redemption of shares, a Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Beginning in 2013, an individual whose "modified adjusted gross income" exceeds a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers) ("Excess") is required to pay a 3.8% federal tax on the lesser of (1) the Excess or (2) the individual's "net investment income," which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions each Fund pays and net gains realized on the redemption of Fund shares). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

After December 31 of each year, each Fund will mail to its shareholders reports containing information about the income tax status of distributions paid during the year. For further information about the tax effects of investing in the Funds, please see the SAI and consult your tax advisor.

Organization. The Trust is a Delaware statutory trust, and each Fund is a series thereof. The Funds do not expect to hold shareholders' meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to a specific series (such as the approval of an advisory agreement for the Funds). From time to time, large shareholders may control a Fund or the Trust.

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the annual report dated June 30, 2013, which is available upon request.

	For the Years Ended June 30,
	2013	2012	2011	2010	2009
GOLDEN LARGE CAP CORE FUND
NET ASSET VALUE, Beginning of Year	$ 11.30	$11.10	$8.72	$8.04	$10.82
INVESTMENT OPERATIONS
Net investment income (a)	0.13	0.11	0.11	0.12	0.14
Net realized and unrealized gain (loss)	2.09	0.35 (b)	2.40	0.69	(2.81)
Total from Investment Operations	2.22	0.46	2.51	0.81	(2.67)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.19)	(0.26)	(0.13)	(0.13)	(0.11)
Net realized gain	(1.10)	—	—	—	—
Total Distributions to Shareholders	(1.29)	(0.26)	(0.13)	(0.13)	(0.11)
NET ASSET VALUE, End of Year	$ 12.23	$11.30	$11.10	$8.72	$8.04
TOTAL RETURN	21.68%	4.44%	28.85%	9.90%	(24.65)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$ 27,672	$34,896	$142,756	$156,712	$160,219
Ratios to Average Net Assets:
Net investment income	1.13%	1.06%	1.04%	1.33%	1.66%
Net expense	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expense (c)	0.70%	0.71%	0.70%	0.70%	0.70%
PORTFOLIO TURNOVER RATE	72%	42%	57%	49%	40%

(a)	Calculated based on average shares outstanding during each year.
(b)	Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

	For the Years Ended June 30,
	2013	2012	2011	2010	2009
GOLDEN SMALL CAP CORE FUND
NET ASSET VALUE, Beginning of Year	$ 10.64	$11.10	$7.90	$6.98	$11.09
INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.16	(0.01)	(0.02)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	2.77	(0.45)	3.22	0.95	(4.09)
Total from Investment Operations	2.93	(0.46)	3.20	0.92	(4.11)
NET ASSET VALUE, End of Year	$ 13.57	$10.64	$11.10	$7.90	$6.98
TOTAL RETURN	27.54%	(4.14)%	40.51%	13.18%	(37.06)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$ 20,093	$27,427	$53,300	$ 104,235	$ 131,370
Ratios to Average Net Assets:
Net investment income (loss)	1.32%	(0.12)%	(0.20)%	(0.39)%	(0.28)%
Net expense	1.10%	1.10%	1.10%	1.10%	1.10%
Gross expense (b)	1.10%	1.11%	1.10%	1.10%	1.10%
PORTFOLIO TURNOVER RATE	52%	56%	55%	55%	95%

(a)	Calculated based on average shares outstanding during each year.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.

Golden Large Cap Core Fund

Institutional Shares
Investor Shares

Golden Small Cap Core Fund

Institutional Shares
Investor Shares

Annual/Semi-Annual Reports

Additional information about each Fund's investments is available in the Funds' annual/semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information ("SAI")

The SAI provides more detailed information about the Funds and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Funds

You may obtain free copies of the annual and semi-annual reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

Golden Funds
P.O. Box 588
Portland, Maine 04112
(800) 206-8610 (toll free)

The annual/semi-annual reports and SAI are not available on the Funds' website as the Funds do not maintain a website at this time.

Securities and Exchange Commission Information

You may also review and copy the Funds' annual and semi-annual reports, the SAI and other information about the Funds at the Public Reference Room of the SEC. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You may obtain copies of this information, for a duplication fee, by e-mailing or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-1520
e-mail: publicinfo@sec.gov

Fund information, including copies of the annual and semi-annual reports and the SAI, is available on the SEC's website at www.sec.gov.

Distributor
Foreside Fund Services, LLC
www.foreside.com

Investment Company Act File No. 811-03023

213-PRU-1113

Statement of Additional Information

November 1, 2013

Golden Large Cap Core Fund
Institutional Shares (GLDLX)
Investor Shares

Golden Small Cap Core Fund
Institutional Shares (GLDSX)
Investor Shares

Investment Adviser:

Golden Capital Management, LLC
Five Resource Square, Suite 400
10715 David Taylor Drive
Charlotte, North Carolina 28262

Account Information and Shareholder Services:

Golden Funds
P.O. Box 588
Portland, Maine 04112
(800) 206-8610 (toll free)
golden.ta@atlanticfundservices.com

This Statement of Additional Information (the "SAI") supplements the prospectus dated November 1, 2013, as it may be amended from time to time (the "Prospectus"), offering Institutional Shares and Investor Shares of the Golden Large Cap Core Fund and Golden Small Cap Core Fund (each a "Fund"; collectively the "Funds"), each a separate series of Forum Funds (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic" or "Administrator") at the address or telephone number listed above. This SAI is incorporated by reference into the Fund's Prospectus. In other words, it is legally a part of the Prospectus.

Financial statements for the Funds for the year ended June 30, 2013, are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Copies of the Annual Report may be obtained without charge and upon request, by contacting Atlantic at the address or telephone number listed above.

KEY DEFINED TERMS

As used in this SAI, the following terms have the meanings listed.

"1933 Act" means the Securities Act of 1933, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

"1940 Act" means the Investment Company Act of 1940, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

"Adviser" means Golden Capital Management, LLC, the Funds' investment adviser.

"Board" means the Board of Trustees of the Trust.

"Independent Trustees" means trustees who are not interested persons of the Trust, as defined in Section 2(a)(19) of the 1940 Act.

"NAV" means net asset value per share.

"SEC" means the U.S. Securities and Exchange Commission.

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INVESTMENT POLICIES AND RISKS

Each Fund is a diversified series of the Trust. This section supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the permitted investments and investment practices of the Funds and the associated risks. Please see the Prospectus for a discussion of each Fund's investment objective, principal investment strategies and principal risks.

A. Security Ratings Information

Each Fund's investments in fixed-income, preferred stock and convertible securities are subject to the credit risk relating to the financial condition of the issuers of the securities. To limit credit risk, the Funds may only purchase investment grade fixed income, preferred and convertible securities. The Funds may purchase unrated convertible securities, if at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Funds may purchase. Unrated securities may not be as actively traded as rated securities.

Investment grade means rated in the top four long-term rating categories or unrated and determined by the Adviser to be of comparable quality. Non-investment grade fixed-income securities (commonly known as "junk bonds") are inherently speculative and generally involve greater volatility of price than investment grade securities. The lowest ratings that are investment grade for corporate bonds, including convertible securities, are "Baa" in the case of Moody's Investors Service, Inc. ("Moody's") and "BBB" in the cases of Standard & Poor's Financial Services, LLC, a division of the McGraw-Hill Companies, Inc. ("S&P") and Fitch, Inc. ("Fitch"); for preferred stock the lowest ratings are "Baa" in the case of Moody's and "BBB" in the cases of S&P and Fitch. A Fund may retain securities whose ratings have declined below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose ratings have declined below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of a Fund.

Moody's, S&P, Fitch and other organizations provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. An issuer's current financial condition may be better or worse than a rating indicates.

B. Equity Securities

Common and Preferred Stock. The Funds may invest in common and preferred stock. Common stock represents an ownership interest in a company and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's common stock price. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends or the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights. Preferred stock is subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. This may not be true currently or in the future. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. If you invest in a Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Convertible Securities. The Funds may invest in convertible securities. Convertible securities include fixed-income securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common

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stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Investments in convertible securities generally entail less risk than an investment in the issuer's common stock because convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than the underlying common stock, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying common stock since they have fixed-income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Convertible securities are typically issued by smaller capitalization companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that non-convertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Warrants. The Funds may invest in warrants. Each Fund's investments in warrants shall be limited to (1) not more than 5% of the value of the Fund's net assets (valued at the lower or cost or market); or (2) not more than 2% of the value of the Fund's net assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

Depositary Receipts. The Funds may invest in depositary receipts. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets. Each Fund may invest in depositary receipts in order to obtain exposure to foreign securities markets.

ADRs and EDRs may involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include less stringent investor protection and disclosure standards in some foreign markets and fluctuations in foreign currencies. The securities underlying ADRs are typically denominated (or quoted) in a currency other than U.S. dollars. As a result, changes in foreign currency exchange rates affect the value of each Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars; conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk means that a strong U.S. dollar may reduce returns for U.S. investors, while a weak U.S. dollar may increase those returns. In addition, the securities underlying ADRs may trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs representing those underlying securities may change materially at times when the U.S. markets are not open for trading.

In a sponsored depositary arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear

3

certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current, and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

Real Estate Investment Trusts. The Golden Small Cap Core Fund may purchase interests in real estate investment trusts ("REITs"). A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. REITs are not taxed on income distributed to their shareholders if, among other things, they distribute substantially all of their taxable income (other than net capital gains) for each taxable year. Because REITs have ongoing fees and expenses, which may include management, operating and administration expenses, REIT shareholders, including the Golden Small Cap Core Fund, will indirectly bear a proportionate share of those expenses in addition to the expenses of the Golden Small Cap Core Fund. However, such expenses are not considered to be Acquired Fund Fees and Expenses and, therefore, are not reflected as such in the Golden Small Cap Core Fund's fee table.

The Golden Small Cap Core Fund also may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, including regulations thereunder and IRS interpretations or similar authority upon which a Fund may rely or its failure to maintain exemption from registration under the 1940 Act.

C. Debt Securities

1. General

The Funds may invest in debt securities including corporate debt obligations and U.S. Government Securities.

Corporate Debt Obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. Companies use these instruments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. In addition, the Funds may invest in corporate debt securities registered and sold in the United States by foreign issuers (Yankee bonds) and those sold outside the United States by foreign or U.S. issuers (Eurobonds). Each Fund intends to restrict its purchases of these securities to issues denominated and payable in United States dollars. The Funds may only invest in commercial paper that is rated in one of the two highest short-term rating categories by an organization providing ratings or, if unrated, is judged by the Adviser to be of comparable quality.

Financial Institution Obligations. Obligations of financial institutions include, among other things, negotiable certificates of deposit and bankers' acceptances. The Funds may invest in negotiable certificates of deposit and bankers' acceptances issued by commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and are insured by the Federal Deposit Insurance Corporation. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Certificates of deposit which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Fund but may be subject to early withdrawal penalties which could reduce the Fund's performance.

U.S. Government Securities. The Funds may invest in U.S. Government Securities. U.S. Government Securities include: (1) U.S. Treasury obligations (which differ only in their interest rates and maturities), (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government (such as securities issued by the Federal Housing Administration ("FHA"), Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the FHA and the Small Business Administration) and (3) securities that are guaranteed by agencies or instrumentalities of the U.S. Government

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but are not backed by the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") or the Federal Home Loan Banks). These U.S. Government-sponsored entities, which although chartered and sponsored by Congress, are not guaranteed nor insured by the U.S. Government. They are supported by the credit of the issuing agency, instrumentality or corporation. The range of maturities of U.S. Government Securities is usually three months to thirty years. In general, the U.S. Government Securities tend to carry more interest rate risk than corporate bonds with similar maturities.

In September 2008, the Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the third quarter of 2012, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have repaid approximately $131.5 billion in dividends. FNMA and FHLMC ended the second quarter of 2013 with positive net worth and, as a result, neither required a draw from the Treasury. While the Treasury committed to offset negative equity at FNMA and FHLMC through its preferred stock purchases through 2012, FHFA has made projections for those purchases through 2015, predicting that cumulative Treasury draws (including dividends) at the end of 2015 could range from $191 billion to $209 billion. Nonetheless, no assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down FNMA and FHLMC by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act ("TCCA") of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured, or eliminated altogether. In July 2013, the House Financial Services Committee approved the Protect American Taxpayers and Homeowners Act of 2013. The bill, if enacted, would require FHFA to place FNMA and FHLMC into receivership within five years and repeal their corporate charters at that time, which would effectively strip them of the authority to conduct any new business. The bill would also place restrictions on FNMA and FHLMC's activities prior to being placed into receivership and may result in FNMA and FHLMC further increasing their guarantee fees. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of FNMA and FHLMC is in serious question as the U.S. Government considers multiple options.

The Funds may also invest in separated or divided U.S. Government Securities. These instruments represent a single interest, or principal, payment on a U.S. Government Security that has been separated from all the other interest payments as well as the security itself. When a Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future. The interest rate on such an instrument is determined by the price the Fund pays for the instrument when it purchases the instrument at a discount compared to its value at maturity. The amount of the discount a Fund will receive will depend upon the length of time to maturity of the separated U.S. Government Security and prevailing market interest rates when the separated U.S. Government Security is purchased. Separated U.S. Government Securities can be considered zero coupon investments because no payment is made to the Fund until maturity. The market values of these securities are much more susceptible to change in market interest rates than income-producing securities. These securities are purchased with original issue discount and such discount is includable as gross income to a Fund shareholder over the life of the security.

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The Funds may also purchase certificates not issued by the U.S. Department of the Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Department of the Treasury. The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder. These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.

2. Risks

General. The market value of the interest-bearing fixed income securities held by a Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. As a result, an investment in a Fund is subject to risk even if all fixed income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on fixed income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the general and fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Credit Risk. A Fund's investments in fixed income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Funds will generally buy debt securities that are rated by an organization providing ratings in the top four long-term rating categories or in the top two short-term rating categories.

Each Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund's lowest permissible rating category if the Adviser determines that retaining the security is in the best interests of the Fund.

Each Fund may purchase unrated securities if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

D. Illiquid and Restricted Securities

1. General

A Fund may not acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid securities. If, after the time of acquisition, due to subsequent fluctuations in value or any other reasons, the value of the Fund's illiquid securities exceeds 15%, the Fund will consider what actions, if any, are necessary to maintain adequate liquidity and, if required by law, take appropriate steps to reduce the percentage held in illiquid securities within a reasonable amount of time.

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. The Funds have a non-fundamental policy pursuant to which each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days (2) purchased over-the-counter options; (3) securities that cannot be disposed of within seven days at their then-current value; and (4) securities subject to restrictions on resale because they have not been registered under the 1933 Act ("Restricted Securities").

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An institutional market has developed for certain Restricted Securities. For example, such securities may be eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions. Accordingly, contractual or legal restrictions on their resale may not be indicative of the liquidity of the security. The Funds may consider these and other securities as liquid pursuant to guidelines adopted by the Board.

2. Risks

Any security, including securities determined by the Adviser to be liquid, can become illiquid. Limitations on resale may have an adverse effect on the marketability of a security. The Funds may also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience a loss or have difficulty satisfying redemptions. There can be no assurance that a market will exist for any illiquid security at any particular time.

3. Determination of Liquidity

The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

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E. Leverage Transactions

1. General

The Funds may use leverage insofar as they may purchase securities for investment while borrowings are less than 10% of total assets. Leverage transactions include borrowing for other than temporary or emergency purposes. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to a Fund through an investment technique, such as lending portfolio securities and purchasing securities on a when-issued, delayed delivery or forward commitment basis, is used to make additional Fund investments. A Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

Senior Securities. Subject to Section 18(f)(1) of the 1940 Act, a Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within three days (excluding Sundays and holidays), to an extent that the asset coverage shall be at least 300%.

Borrowing and Reverse Repurchase Agreements. Each Fund may borrow money in amounts up to 33⅓% of total assets (computed at the time of the borrowing) to satisfy redemption requests. Each Fund may also borrow money in amounts up to 10% of total assets for other temporary or emergency purposes. Reverse repurchase agreements are considered to be borrowings and, therefore, are subject to these limits. A Fund may not purchase securities for investment while borrowings equal to 10% or more of its total assets are outstanding.

A reverse repurchase agreement is a transaction in which a Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of a Fund's assets in reverse repurchase agreements will increase the volatility of the Fund's NAV. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the United States.

Securities Lending and Repurchase Agreements. Each Fund may lend portfolio securities in an amount up to 10% of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. A Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. A Fund may pay fees to arrange for securities loans.

The Funds may enter into repurchase agreements that are transactions in which a Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If a Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans and repurchase agreements that must be continuously collateralized and the collateral must have market value at least equal to the value of a Fund's loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.

When-Issued Securities and Forward Commitments. The Funds may purchase securities offered on a "when-issued" and "forward commitment basis" (including a delayed delivery basis). Securities purchased on a "when-issued" or "forward commitment basis" are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a "delayed delivery" basis when the transaction is structured to occur sometime in the future. Each Fund may pledge securities, and purchase securities on a when-issued, delayed delivery or forward delivery basis are subject to this limitation with up to 10% of its total assets.

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When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV.

Pledging. The Funds may pledge, mortgage or hypothecate its assets, including to secure permitted indebtedness. If a Fund were to pledge assets, it could pledge no more than 10% of its assets. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a pledge, mortgage or hypothecation of assets for purposes of this limitation.

2. Risks

Leverage creates the risk of magnified capital losses. Losses incurred by a Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund. Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Segregated Assets. The Funds will comply with SEC guidelines regarding segregation for investments made per these strategies and, if the guidelines require, will designate on the Funds' books or maintain in a segregated account cash and liquid assets in the prescribed amount, which will be marked to market daily.

F. Foreign Securities

Each Fund may invest up to 20% of its total assets in foreign securities. Foreign securities include securities issued by companies that are organized under the laws of countries other than the U.S. but are listed in the U.S. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of your assets.

Dividends and interest payable on foreign securities may be subject to foreign withholding taxes, that may reduce or increase the income available for distribution. Substantial limitations may exist in certain countries with respect to an issuer's ability to repatriate investment income, capital, or the proceeds of sales of securities by foreign investors. An issuer could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the issuer of any restrictions on investments. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

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There can be no assurance that an issuer's assets will not be expropriated, nationalized or otherwise confiscated. In addition, foreign governments may take other actions that could have a significant effect on the value of a foreign issuer's securities, including restrictions on foreign investment, expropriation of goods, imposition of taxes, currency restrictions, and exchange control regulations. Issuers may also encounter substantial difficulties in pursuing or defending themselves against claims, especially those related to property rights, under the legal system of certain countries.

Many of the risks described in this section are more pronounced for investments in emerging market countries, such as Russia. To the extent an issuer is organized in a foreign country for tax purposes, there can be no guarantee that a foreign country or the U.S. will not impose laws to change the tax treatment of such issuers.

G. Master-Feeder

A Fund may seek to achieve its investment objective by converting to a master-feeder structure. A fund operating under a master-feeder structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a master-feeder structure if it would materially increase costs to Fund shareholders. The Board will not convert a Fund to a master-feeder structure without notice to the shareholders.

H. Investment Company Securities

Open-End and Closed-End Investment Companies. The Funds may invest in shares of open-end and closed-end investment companies in accordance with the investment restrictions in the 1940 Act. Under the 1940 Act, a Fund's investments in such securities is generally limited to 3% of the outstanding voting stock of any one company, 5% of the Fund's total assets in any one company, and 10% of the Fund's total assets in investment companies generally. Shares of an exchange traded fund ("ETF") that has received exemptive relief from the SEC to permit other funds to invest in the shares without these limitations and shares of money market funds are generally excluded from such restrictions.

Risks. Each Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company's advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company. To the extent that a Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.

Exchange-Traded Funds. The Funds may invest in ETFs, which are registered investment companies that are bought and sold on a securities exchange. The Funds may also invest in exchange traded notes ("ETN"), which are structured debt securities. Whereas ETFs' liabilities are secured by their portfolio securities, ETNs' liabilities are unsecured general obligations of the issuer. Most ETFs and ETNs are designed to track a particular market segment or index. ETFs and ETNs have expenses associated with their operation, typically including, with respect to ETFs, advisory fees. When a Fund invests in an ETF or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF's or ETN's expenses.

Risks. The risks of owning an ETF or ETN generally reflect the risks of owning the underlying securities the ETF or ETN is designed to track, although lack of liquidity in an ETF or ETN could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETF or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF or ETN. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer.

I. Cash or Cash Equivalents

Each Fund may invest a significant portion of its total assets in cash or cash equivalents if the Adviser is unable to find investments selling at discounts to what the Adviser believes is their fair intrinsic value. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities and negatively affect performance. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

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J. Temporary Defensive Position

The Funds may assume a temporary defensive position and may invest in money market instruments that are of high quality. High quality money market instruments are those instruments that are rated in one of the two short-term highest rating categories by an organization providing ratings or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Funds may invest include short-term U.S. Government Securities, commercial paper, time deposits, bankers' acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds.

The money market instruments in which the Funds may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

The Board may authorize future investments in other securities not listed in the SAI.

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INVESTMENT LIMITATIONS

The Trust, on behalf of each Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of a Fund. "A majority of the outstanding voting securities of a Fund," as defined by the 1940 Act, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Each Fund's investment objective is a fundamental policy and therefore may not be changed without shareholder approval.

For purposes of the Funds' investment limitations, all percentage limitations apply immediately after an investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund's borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the limitation.

Fundamental Limitations. The Funds have adopted the following fundamental investment limitations.

The Funds may not:

1. Borrowing

Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33⅓% of the Fund's total assets (computed immediately after the borrowing).

2. Concentration

Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in the securities of issuers conducting their principal business activity in the same industry.

3. Diversification

With respect to 75% of its assets, purchase securities, other than U.S. Government Securities, of any one issuer, if: (1) more than 5% of the Fund's total assets taken at market value would at the time of purchase be invested in the securities of that issuer; or (2) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer.

4. Underwriting Activities

Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

5. Making Loans

Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

6. Purchases and Sales of Real Estate

Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

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7. Purchases and Sales of Commodities

Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

8. Issuance of Senior Securities

Issue senior securities except pursuant to Section 18 of the 1940 Act and except that the Fund may borrow money subject to investment limitations specified in the Fund's Prospectus.

9. Oil, Gas & Mineral Exploration

Invest in interests in oil or gas or interests in other mineral exploration or development programs.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund's total assets, at the time of borrowing, from banks for any purpose (the Fund's total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets). Asset coverage means the ratio that the value of the Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to making loans set forth in (5) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.)

With respect to the fundamental policy relating to issuing senior securities set forth in (8) above, "senior securities" are defined as fund obligations that have a priority over a Fund's shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. The policy in (8) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Non-Fundamental Limitations. The Funds have adopted the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval.

The Funds may not:

1. Pledging

Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

2. Margin and Short Sales

Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

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3. Borrowing

Purchase securities for investment while any borrowing equaling 10% or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 10% of the value of the Fund's total assets.

4. Illiquid Securities

Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

5. Investments in Other Investment Companies

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

6. Warrants

Invest in warrants if: (1) more than 5% of the value of the Fund's net assets will be invested in warrants (valued at the lower of cost or market); or (2) more than 2% of the value of the Fund's net assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. For purposes of this limitation, warrants acquired by the Fund in units or attached to securities are deemed to have no value.

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BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS

A. Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of each Fund's investment activities, in accordance with federal law, Delaware law and the stated policies of the Funds. The Board oversees the Trust's officers and service providers, including the Adviser, who is responsible for the management of the day-to-day operations of each Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust's Chief Compliance Officer ("CCO"). The Board also is assisted by the Trust's independent auditor (who reports directly to the Trust's Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

The Forum family of funds includes the Trust, Forum Funds II and Forum ETF Trust and is overseen by different Boards of Trustees. The Trust's Board oversees its 25 separate series and another Board oversees Forum Funds II and Forum ETF Trust and each of their separate series. The use of separate Boards, each with its own committee structure, allows the trustees of each trust in the Forum family of funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards may establish joint committees to address issues of overlapping consequences for the Forum family of funds.

Board Structure and Related Matters. Independent Trustees constitute at least two-thirds of the Board members. J. Michael Parish, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair's responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other trustees, the Trust's officers, other management personnel and counsel to the Funds. The Independent Chair also performs such other duties as the Board may from time to time determine.

The trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee. The members and responsibilities of each Board committee are summarized beginning on page 19.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of each Fund, the number of funds overseen by the Board, the arrangements for the conduct of each Fund's operations, the number of trustees and the Board's responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the trustees are able to oversee effectively the number of funds in the complex.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each trustee serves until his death, resignation or removal and replacement. The address for all trustees is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101. John Y. Keffer is considered an interested trustee due to his affiliation with Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic" or the "Administrator").

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Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.	25	0
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	25	0
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium- sized businesses in New England) since 1991.	25	0
David Tucker Born: 1958	Trustee	Since 2011	Director, Blue Sky Experience, since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	26	Trustee, Forum Funds II and Forum ETF Trust
Interested Trustee
John Y. Keffer[1] Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non- depository trust company chartered in the State of Maine) since 1997.	26	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II and Forum ETF Trust

1Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

In addition to the information set forth in the table above, each trustee possesses other relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

J. Michael Parish: Mr. Parish has experience as a business attorney and long-time member of a law firm; service on the board of the foundation Hackensack Riverkeeper, Inc.; and multiple years of service as a trustee and as Independent Chair. Mr. Parish also served as a trustee of Monarch Funds, a Massachusetts business trust and open-end management investment company, from 2003 to 2009.

Costas Azariadis: Mr. Azariadis has extensive experience with finance and economics, having served as a professor of economics at various top universities and a member of the various committees of the governing body of universities; and multiple years of service as a trustee. Mr. Azariadis also served as a trustee of Monarch Funds from 2003 to 2009.

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James C. Cheng: Mr. Cheng has organizational experience as chairman and chief executive officer of a private marketing company; experience as co-founder of an information technology firm; experience as a consultant; and multiple years of service as a trustee. Mr. Cheng also served as a trustee of Monarch Funds from 2003 to 2009.

David Tucker: Mr. Tucker has extensive experience in the investment management industry, including experience in senior management, legal and compliance roles at two large mutual fund complexes; service on various committees of the Investment Company Institute ("ICI"); and director of ICI Mutual (a mutual insurance company sponsored by the investment company industry), including service as chairman of the underwriting, risk and fraud committees of ICI Mutual's board of directors. Mr. Tucker also serves as director of two charitable organizations in the metropolitan Kansas City area.

John Y. Keffer: Mr. Keffer has extensive experience in the investment management industry, including organizational experience as chairman and chief executive officer of a fund service provider; and multiple years of service as a trustee. Mr. Keffer also served as a trustee of Monarch Funds from 2003 to 2009 and continues to serve as an interested trustee of Forum Funds II and Forum ETF Trust and an independent director of Wintergreen Fund, Inc., another open-end management investment company.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. The Adviser, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board's oversight of risk management for the Trust and the Funds.

In general, the Funds' risks include, among others, investment risk, valuation risk, compliance risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, the Adviser and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks. Different processes, procedures and controls are employed with respect to different types of risks. Further, the Adviser oversees and regularly monitors the investments, operations and compliance of each Fund's investments.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of the Adviser and the Trust's CCO regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Funds' compliance program. Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Funds' compliance program.

The Board receives regular reports from a "Valuation Committee," composed of the Principal Executive Officer, the Principal Financial Officer, the CCO, a senior fund accounting member, a senior representative from the Administrator's regulatory administration group and a representative of the adviser whose Fund(s) present valuation matters. The Valuation Committee operates pursuant to the Trust's Valuation Policy (the "Valuation Policy"), as approved by the Board. The Valuation Committee reports to the Board on the pricing of the Fund's shares and the valuation of the Fund's portfolio securities; recommends, subject to approval by the Board, independent pricing services to provide a value for Fund assets; makes and monitors fair value determinations pursuant to the Valuation Policy and carries out any other functions delegated to it by the Board relating to the valuation of Fund assets.

The Board also regularly receives reports from the Adviser with respect to the investments and securities trading of the Funds. For example, typically, the Board receives reports, presentations and other information from the Adviser on at least an annual basis in connection with the Board's consideration of the renewal of the investment advisory agreement between the Adviser and the Trust on behalf of the Funds (the "Advisory Agreement"). Also, if applicable, the Board receives reports from the Adviser and other service providers in connection with the Board's consideration of the renewal of any distribution plan of the Funds under Rule 12b-1 under the 1940 Act. Senior officers of the Trust and senior officers of the Adviser also report regularly to the Audit Committee on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust's independent auditors on internal control and financial reporting matters.

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Trustee Ownership in the Funds and other Series of the Trust. The following table sets forth each trustee's ownership of the Funds and the Trust.

Trustees	Dollar Range of Beneficial Ownership in the Funds as of December 31, 2012		Aggregate Dollar Range of Ownership as of December 31, 2012 in all Registered Investment Companies Overseen by Trustee in the Trust
	Golden Large Cap Core Fund	Golden Small Cap Core Fund
Independent Trustees
J. Michael Parish	None	None	Over $100,000
Costas Azariadis	None	None	None
James C. Cheng	None	None	None
David Tucker	None	None	None
Interested Trustee
John Y. Keffer	None	None	None

B. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their year of birth and their principal occupations during the past five years are as set forth below. The business address of each officer is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008.

C. Ownership of Securities of the Adviser and Related Companies

As of December 31, 2012, no Independent Trustee (or any of his immediate family members) owned beneficially or of record, securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

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D. Information Concerning Trust Committees

Audit Committee. The Trust's Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Parish, and Tucker, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended June 30, 2013, the Audit Committee met four times.

Nominating Committee. The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Parish, and Tucker, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all trustees and committee members and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for trustees recommended by security holders. During the fiscal year ended June 30, 2013, the Nominating Committee did not meet.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (the "QLCC"), which meets when necessary, consists of Messrs. Azariadis, Cheng, Parish, and Tucker, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended June 30, 2013, the QLCC did not meet.

E. Compensation of Trustees and Officers

Each trustee is paid an annual fee of $45,000 for service to the Trust. The Chairman of the Board is paid an annual fee of $66,000. The trustees and Chairman may receive additional fees for special Board meetings. Each trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each trustee by the Funds and the Trust for the fiscal year ended June 30, 2013.

Trustee	Aggregate Compensation from the Funds		Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Trust
	Golden Large Cap Core Fund	Golden Small Cap Core Fund
J. Michael Parish	$309	$246	N/A	$66,000
Costas Azariadis	$211	$168	N/A	$45,000
James C. Cheng	$211	$168	N/A	$45,000
David Tucker	$211	$168	N/A	$45,000
John Y. Keffer	$0	$0	N/A	$0

F. Investment Adviser

Services of Adviser. The Adviser serves as investment adviser to the Funds pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund. The Adviser may compensate brokers or other service providers ("Financial Intermediaries") out of its own assets, and not as additional charges to the Funds, in connection with the sale and distribution of shares of the Funds and/or servicing of these shares.

Ownership of Adviser. The Adviser is a Delaware limited liability company. Golden Capital Management, LLC, was originally organized as a division of Smith Asset Management in 1999. In December 2000, the firm began doing business

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as Golden Capital Management, LLC. The managing member of the Adviser is GCM Partners, Inc., which is controlled by the Funds' Portfolio Managers, Greg W. Golden and Jeff C. Moser.

GCM Partners, Inc., owns 35% of the Adviser's ownership interests. Wells Fargo Bank, N.A., a wholly-owned subsidiary of Wells Fargo & Company, a large U.S. financial services firm headquartered in San Francisco, California, owns 65% of the Adviser's ownership interests and is an affiliate of the Adviser.

Wells Fargo Bank, N.A., and another wholly-owned subsidiary of Wells Fargo & Company have entered into an agreement with GCM Partners, Inc., pursuant to which that subsidiary may acquire the remainder of the ownership interests in the Adviser through subsequent transactions in stages from December 31, 2015 through December 31, 2016. If the transactions contemplated by that agreement occur, the Adviser will become indirectly wholly-owned by Wells Fargo & Company and may be deemed to have undergone a change in control. Under such circumstances, the advisory agreement between the Adviser and the Trust will terminate and shareholders will need to approve a new agreement.

Information Concerning Accounts Managed by Portfolio Managers. The following table provides information regarding other accounts managed by the portfolio managers as of June 30, 2013:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Greg W. Golden	1 account $378 million	None	290 accounts $1.081 billion	None	None	1 account $52 million
Jeff C. Moser	1 account $170 million	None	716 accounts $261 million	None	None	None

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

• The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund. The Adviser may seek to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.

• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Funds may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts.

• With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

• Finally, the appearance of a conflict of interest may arise if the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

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The Adviser has adopted certain compliance procedures, which are designed to address these types of conflicts and are intended to ensure that all clients are treated equitably. For example, the Adviser's trading polices and procedures address trade aggregation and allocation. Typically when aggregating trades across funds and/or other accounts, the size of the trade for each fund and/or other account is determined by proportional size of the fund and/or other account and such determination is made pre-trade. Moreover, in aggregated trades each fund and/or other account receives the average share price and transaction costs are shared on a pro-rata basis. Additionally, given the nature of the Adviser's investment process and its Funds and/or other accounts, the Adviser's investment management team services are typically not applied individually but collectively to the management of all the Funds and/or other accounts to which it provides investment advisory services.

There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Managers. The Adviser has provided the following information regarding Portfolio Manager compensation as of the period June 30, 2013. The Portfolio Managers receive base compensation consisting of a fixed annual salary that is competitive with industry standards, incentive compensation and participation in the firm's 401(k) profit sharing plan. Individual compensation amounts are influenced by client retention, asset growth, individual performance and the profitability of the Adviser. The Adviser currently does not have a precise formula for attributing weights to each of these criteria in determining total compensation. Messrs. Golden and Moser own, indirectly, a substantial portion of the Adviser's membership interests and, accordingly, participate in the success of the Adviser through their ownership interest in the firm.

Portfolio Manager Ownership in the Funds. The Adviser has provided the following information regarding each portfolio manager's ownership in the Funds:

Portfolio Manager	Dollar Range of Beneficial Ownership In the Fund as of June 30, 2013
Golden Large Cap Core Fund
Jeff C. Moser	$100,001-$500,000
Golden Small Cap Core Fund
Greg Golden	None

Fees. The Adviser receives an advisory fee at an annual rate equal to 0.70% of the average annual daily net assets of the Golden Large Cap Core Fund and 1.10% of the average annual daily net assets of the Golden Small Cap Core Fund under the terms of the Advisory Agreement. The Adviser has contractually agreed to waive its fee and/or reimburse the Golden Large Cap Core Fund's expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to the extent that total annual fund operation expenses exceed 0.70% and 0.95% for Institutional Shares and Investor Shares, respectively, through October 31, 2014. The Adviser has also contractually agreed to waive its fee and/or reimburse the Golden Small Cap Core Fund's expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to the extent that total annual fund operation expenses exceed 1.10% and 1.35% for Institutional Shares and Investor Shares, respectively, through October 31, 2014 (each such contractual agreement, an "Expense Cap"). Either Expense Cap may be lowered upon approval of Trust management, but may only be raised or eliminated with the consent of the Board. Net Annual Fund Operating Expenses may increase if exclusions from the relevant Expense Cap apply.

The advisory fee, if not waived, is accrued daily and paid monthly by each Fund and is assessed based on the daily net assets of the Fund.

In addition to receiving its advisory fee from the Funds, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that the clients have invested in the Funds.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by each Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The data provided is for the last three fiscal years.

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Advisory Agreement. The Funds' Advisory Agreement remains in effect for a period of two years from the date of its effectiveness, and thereafter the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Funds on 60 days' written notice when authorized either by vote of the Funds' shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

G. Distributor

Distribution Services. Foreside Fund Services, LLC (the "Distributor") is the distributor (also known as principal underwriter) of the shares of the Funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA").

Under a Distribution Agreement with the Trust dated March 31, 2009, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund "supermarket" platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary's procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Funds for its distribution services. The Adviser pays the Distributor a fee for certain distribution-related services.

Distribution Plan (Investor Shares). The Trust, including a majority of Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 plan, has adopted a Rule 12b-1 plan under which the Funds are authorized to pay to the Distributor and any other entity authorized by the Board, including the Adviser (collectively, "payees"), compensation for distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of the Fund's Investor Shares (which are currently not offered for sale). The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the Funds. The Rule 12b-1 plan is a core component of the ongoing distribution of the Funds' Investor Shares.

The Rule 12b-1 plan provides that the payees may incur expenses for distribution and service activities including, but not limited to: (1) any sales, marketing and other activities primarily intended to result in the sale of Fund shares and (2) providing services to holders of shares related to their investment in the Funds, including, without limitation, providing assistance in connection with responding to shareholder inquiries regarding the Fund's investment objective, policies and other operational features and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees and expenses, including overhead and telephone and other communication expenses, of a

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payee who engages in or supports the distribution of Fund shares or who provides shareholder servicing such as responding to shareholder inquiries regarding the Funds' operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of Fund shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, the Adviser or others in connection with the offering of Fund shares for sale to the public.

The Rule 12b-1 plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Rule 12b-1 plan and identifying the activities for which those expenditures were made. The Rule 12b-1 plan obligates the Funds to compensate payees for services and not to reimburse them for expenses incurred.

The Rule 12b-1 plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The Rule 12b-1 plan further provides that it may not be amended to materially increase the costs which the Trust bears for distribution/shareholder servicing pursuant to the Rule 12b-1 plan without approval by shareholders of Investor Shares and that other material amendments of the Rule 12b-1 plan must be approved by the Independent Trustees. The Rule 12b-1 plan may be terminated with respect to the Fund's Investor Shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of the Fund's Investor Shares.

Currently Investor Shares are not offered for sale. Therefore there are no dollar amounts to show for fees payable by the Fund to the Distributor, fees waived by the Distributor or its agents or actual fees received by the Distributor and its agents under the Rule 12b-1 plan.

H. Other Fund Service Providers

Administrator, Fund Accountant, Transfer Agent, and Compliance Services. Atlantic and its subsidiaries provide administration, compliance, fund accounting and transfer agency services to the Funds. Atlantic is a subsidiary of Forum Holdings Corp I. John Y. Keffer, a trustee, is the Chairman of Atlantic and is also the founder and owner of Forum Holdings Corp. I, the parent entity of Atlantic.

Pursuant to the Atlantic Services Agreement (the "Services Agreement"), each Fund pays Atlantic a bundled fee for administration, compliance, fund accounting and transfer agency services. Each Fund also pays Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Funds and is paid monthly based on the average net assets, transactions and positions for the prior month.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. After an initial three-year term, the Services Agreement is terminable with or without cause and without penalty by the Trust or by the administrator on 120 days' written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days' written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Services Agreement, Atlantic is not liable to the Funds or the Funds' shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. The Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 0.5% or less than or equal to $25.00. In addition, Atlantic is not liable for the errors of others, including the companies that supply security prices to Atlantic and the Funds.

As administrator, Atlantic administers each Fund's operations except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The administrator's responsibilities include, but are not limited to: (1) overseeing the performance of administrative and professional services rendered to the Funds by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds; (2) preparing for filing and filing certain regulatory filings (i.e., registration statements and shareholder reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of each Fund's tax returns, the preparation of financial statements and related reports to each Fund's shareholders, the SEC and state and other securities administrators; (4) providing the Funds with adequate general office space and facilities and providing persons suitable to the Board to serve as officers of the Trust; (5) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment

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restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a CCO, and an Anti-Money Laundering Compliance Officer to the Funds, as well as certain additional compliance support functions.

Atlantic Shareholder Services, LLC (the "Transfer Agent") serves as transfer agent and distribution paying agent for the Funds. Atlantic is registered as a transfer agent with the SEC. The Transfer Agent maintains an account for each shareholder of record of each Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

As fund accountant, Atlantic provides fund accounting services to the Funds. These services include calculating the NAV of each Fund class.

Table 2 in Appendix B shows the dollar amount of the fees accrued by each Fund for administration services, the amount of fees waived by Atlantic, if any, and the actual fees retained by Atlantic under the Services Agreement. The data provided is for the last three fiscal years.

Custodian. Union Bank, N.A. is the "Custodian" for the Funds and safeguards and controls the Funds' cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Funds' domestic and foreign assets. The Custodian is located at 350 California Street, 6th Floor, San Francisco, California 94104.

Legal Counsel. K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. BBD, LLP ("BBD"), 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Funds, providing audit and tax services. BBD audits the annual financial statements of the Funds and provides the Funds with an audit opinion. BBD also reviews certain regulatory filings of the Funds.

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PORTFOLIO TRANSACTIONS

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed-income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from which a Fund purchases or to which a Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance, common stock and preferred stock) are generally effected if: (1) the security is traded on an exchange, through brokers that charge commissions; and (2) the security is traded in the over-the-counter markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers, but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed-income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission, markup or markdown.

B. Commissions Paid

Table 3 in Appendix B shows the dollar amount of the aggregate brokerage commissions paid by each Fund; the amount of commissions paid to an affiliate of each Fund, Adviser or Distributor; the percentage of brokerage commissions paid to an affiliate of each Fund, Adviser or Distributor; and the percentage of transactions executed by an affiliate of each Fund, Adviser or Distributor. The data provided is for the last three fiscal years.

C. Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and at the discretion of the Adviser. The Funds do not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund rather than by any formula.

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Funds may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker. The Adviser may also utilize a broker and pay a higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

The Adviser may also give consideration to research services furnished by brokers to the Adviser. The Adviser may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service the Adviser's accounts, and therefore the commission dollars spent for research benefit the Adviser's clients and the Fund's investors, although a particular client may not benefit from all the research received on each occasion. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services.

Table 4 in Appendix B lists each broker to which the Funds directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions earned by the broker therefrom during the past fiscal year.

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D. Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Funds' transactions and intends to enter into a transaction only when it believes that the counterparty presents appropriate credit risks.

E. Transactions through Affiliates

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

F. Other Accounts of the Adviser

Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, with required consents, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

G. Portfolio Turnover

The frequency of portfolio transactions of each Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains (taxable to shareholders as ordinary income when distributed to them) or losses.

Portfolio turnover rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which a Fund invests, are excluded from the calculation of portfolio turnover rate.

H. Securities of Regular Broker-Dealers

From time to time the Funds may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the ten brokers or dealers that: (1) received the greatest amount of brokerage commissions during a Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of a Fund during the Fund's last fiscal year; or (3) sold the largest amount of a Fund's shares during the Fund's last fiscal year.

Table 5 in Appendix B lists the regular brokers and dealers of each Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of each Fund's holdings of those securities as of the Fund's most recent fiscal year ended June 30, 2013.

I. Portfolio Holdings

Portfolio holdings as of the end of the Funds' annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days after the end of such period. You may request a copy of the Funds' latest semi-annual report to

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shareholders or a copy of the Funds' latest Form N-Q which contains each Fund's portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Funds' latest Form N-CSR and Form N-Q by accessing the SEC's website at www.sec.gov.

Each Fund's nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund's operations that the Fund has retained them to perform. The Adviser has regular and continuous access to each Fund's portfolio holdings. In addition, the Administrator, the Custodian, the Distributor, and the Fund Accountant, as well as independent auditors, proxy voting services, mailing services, and financial printers may have access to each Fund's nonpublic portfolio holdings information on an ongoing basis. The trustees, Trust's officers, legal counsel to the Trust and to the Independent Trustees, and the Funds' independent registered public accounting firm may receive such information on an as needed basis.

From time to time, nonpublic information regarding a Fund's portfolio holdings may also be disclosed to certain mutual fund consultants, analysts and rating/ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available portfolio holdings information will be made only if a Trust officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has legitimate business purposes for disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient, other than a ratings or ranking organization, receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information. Any Recipient that is a ratings or ranking organization receiving such information must have in place control mechanisms to reasonably ensure or otherwise agree that: (1) the holdings information will be kept confidential; (2) no employee shall use the information to effect trading or for their personal benefit; and (3) the nature and type of information that any employee, in turn, may disclose to third-parties is limited. The Trust officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust officer's reasons for determining to permit such disclosure.

The Adviser may provide investment management for accounts of clients other than the Funds, which may result in some of those accounts having a composition substantially similar to that of the Funds. The Adviser and its affiliates may provide regular information to clients and others regarding the holdings in such accounts that may be substantially similar to the Funds, but no information is provided to clients that identifies the actual composition of the Funds or the amount of the Funds' assets invested in a security or specifies the extent of any such similarities.

No compensation is received by the Funds, nor, to the Funds' knowledge, paid to its Adviser or any other party in connection with the disclosure of the Funds' portfolio holdings. The codes of ethics of the Trust and the Adviser are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning a Fund's portfolio holdings. In addition, the Funds' service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Funds' portfolio holdings disclosure policy is subject to review by the Funds' CCO who will report the results of such review at least annually to the Board. Any identified conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

There is no assurance that the Funds' portfolio holdings disclosure policy will protect the Funds against potential misuse of holdings information by individuals or firms in possession of that information.

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PURCHASE AND REDEMPTION INFORMATION

A. General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

Each Fund accepts orders for the purchase or redemption of shares of the Fund on any weekday except days when the New York Stock Exchange ("NYSE") is closed. Under unusual circumstances, a Fund may accept orders when the NYSE is closed if deemed appropriate by the Trust's officers.

The shares of the Funds may not be available for sale in the state in which you reside. Please check with your investment professional to determine each Fund's availability.

B. Additional Purchase Information

Shares of each class of each Fund are offered on a continuous basis by the Distributor.

Each Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, a Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. A Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

IRAs. All contributions into an individual retirement account ("IRA") through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

UGMAs/UTMAs. If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a manner indicating custodial capacity.

C. Additional Redemption Information

You may redeem Fund shares at NAV.

Each Fund may redeem shares involuntarily: (1) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder; or (2) to collect any charge relating to transactions effected for the benefit of a shareholder that is applicable to the Fund's shares as provided in the Prospectus.

Suspension of Right of Redemption. The right of redemption may not be suspended, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

Redemption in Kind. Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, a Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which a Fund may effect a redemption in portfolio securities only if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

NAV Determination. In determining the NAV of each Fund class, securities for which market quotations are readily available are valued at current market value using the valuation price provided by an independent pricing service. If no sales price is reported, the mean of the last bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

Distributions. Distributions of net investment income will be reinvested at the NAV of the applicable class (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid.

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Distributions of net capital gains will be reinvested at the NAV of the applicable class (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

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TAXATION

The tax information set forth in the Prospectus and in this section relates solely to federal tax law and assumes that a Fund qualifies for treatment as a regulated investment company ("RIC") under that law (as discussed below). This information is only a summary of certain key federal income tax considerations affecting a Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Internal Revenue Code of 1986, as amended (the "Code"), the regulations thereunder, and Internal Revenue Service ("IRS") interpretations and similar authority on which a Fund may rely, all as in effect on the date hereof, as well as on court decisions through that date. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Each investor should consult his or her own tax advisor as to the federal, state, local, and foreign tax provisions applicable to the investor.

A. Qualification for Treatment as a Regulated Investment Company

Each Fund intends, for each taxable year, to continue to qualify for treatment as a RIC. This qualification does not involve governmental supervision of management or investment practices or policies of the Funds.

The taxable year-end of the Funds is June 30, which is the same as their fiscal year-end.

Meaning of Qualification. As a RIC, a Fund will not be subject to federal income tax on the portion of its investment company taxable income (generally, interest, dividends, the excess of net short-term capital gain over net long-term capital loss, net gains and losses from certain foreign currency transactions and other ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders. To qualify to be taxed as a RIC for a taxable year, a Fund must satisfy the following requirements, among others:

•The Fund must distribute at least 90% of its investment company taxable income for the taxable year ("Distribution Requirement"). Certain distributions made by the Fund after the close of its taxable year are considered distributions attributable to that taxable year for purposes of satisfying this requirement.

• The Fund must derive at least 90% of its gross income for the taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options or futures) derived from its business of investing in securities or those currencies and (2) net income from an interest in a qualified publicly traded partnership ("QPTP") ("Gross Income Requirement"). A QPTP is defined as a "publicly traded partnership" (generally, a partnership the interests in which are "traded on an established securities market" or are "readily tradable on a secondary market (or the substantial equivalent thereof)") that derives less than 90% of its gross income from income described in clause (1).

• The Fund must satisfy the following asset diversification requirements ("Diversification Requirements") at the close of each quarter of the taxable year: (1) at least 50% of the value of its total assets must consist of cash and cash items, government securities, securities of other RICs, and securities of other issuers, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of a QPTP being considered voting securities for these purposes); and (2) no more than 25% of the value of its total assets may be invested in (a) the securities of any one issuer (other than government securities and securities of other RICs), (b) the securities (other than securities of other RICs) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (c) the securities of one or more QPTPs.

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Failure to Qualify. If for any taxable year a Fund does not qualify for treatment as a RIC - either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Gross Income and Diversification Requirements, or (2) by failing to satisfy the Gross Income Requirement and/or either Diversification Requirement and was unable, or determined not to, to cure the failure in the manner described in the next two paragraphs - then for federal income tax purposes all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders. In addition, for those purposes the dividends would be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits (except that, for individual and certain other non-corporate shareholders, the part thereof that is "qualified dividend income" (as described in the Prospectus) would be subject to federal income tax at the rates for net capital gain - a maximum of 15% for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly) and 20% for those shareholders with taxable income exceeding those respective amounts - and those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances). Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

If a Fund fails to satisfy the Gross Income Requirement for any taxable year, it nevertheless will be considered to have satisfied that requirement for that year if, among other things, the failure "is due to reasonable cause and not due to willful neglect" and the Fund pays a tax in an amount equal to the excess of its gross income that is not qualifying income for purposes of that requirement over ¹/9 of its gross income that is such qualifying income.

If a Fund fails to satisfy either Diversification Requirement at the close of any quarter of its taxable year by reason of a discrepancy existing immediately after its acquisition of any security that is wholly or partly the result of that acquisition during that quarter, it will not lose its status for that quarter as a RIC if the discrepancy is eliminated within 30 days after the quarter's close. If a Fund fails to satisfy either of the Diversification Requirements (other than a "de minimis" failure, as defined in the Code) for a quarter and the preceding sentence does not apply, it nevertheless will be considered to have satisfied those requirements for that quarter if, among other things, the failure "is due to reasonable cause and not due to willful neglect" and the Fund disposes of the assets that caused the failure within six months after the last day of the quarter in which it identifies the failure in the manner prescribed by the IRS; in that case, the Fund will also be liable for a tax equal to the greater of $50,000 or the amount determined by multiplying the net income generated by those assets for the period from the date the failure occurs to the date of disposition thereof by the highest rate of tax applicable to corporations (currently 35%).

Failure to qualify for treatment as a RIC would thus have a negative impact on a Fund's after-tax performance. It is possible that a Fund will not qualify as a RIC in any given taxable year.

B. Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. These distributions generally will be taxable to a shareholder as ordinary income.

As described in the Prospectus, a portion of each Fund's distributions may be treated as "qualified dividend income."

Each Fund anticipates distributing substantially all of its net capital gain (after reduction for any capital loss carryovers, i.e., unutilized capital losses from prior taxable years) for each taxable year. These distributions generally will be made only once a year, usually in December, but a Fund may make a limited number of additional distributions of net capital gain at any time during the year. These distributions will be taxable to a shareholder as long-term capital gains, regardless of how long the shares have been held. These distributions will not qualify for the dividends-received deduction or as qualified dividend income.

Each Fund may sustain capital losses for a taxable year. Capital loss carryovers ("CLCOs") may be "carried over" (but not carried back) and used to offset any current or future net realized capital gains (whether short-term or long-term) for federal income tax purposes. All CLCOs available at the close of each Fund's most recently completed taxable year ("available CLCOs") are listed in their financial statements. As a result of the Regulated Investment Company Modernization Act of 2010 ("Act"), whether each Fund's CLCOs will expire depends on when they arose. Those that arose in taxable years that began by December 22, 2010, the Act's effective date ("pre-enactment CLCOs"), will expire after eight taxable years and thus will be unavailable to offset against future capital gains, if any, that are realized after that expiration. Capital losses that are sustained in taxable years beginning after that date, however, may be carried forward indefinitely. Note that any capital losses that each Fund sustains in post-enactment taxable years must be utilized

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to offset realized capital gains before pre-enactment CLCOs; as a result of this ordering rule, those CLCOs may be more likely to expire unused. Capital losses that arise after the effective date of the Act and are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law.

A distribution by a Fund that does not constitute an ordinary income dividend or capital gain dividend will be treated as a return of capital. A return of capital distribution will reduce a shareholder's tax basis in shares and will be treated as gain from the sale of the shares to the extent the basis is reduced below zero.

Each distribution by a Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If a shareholder receives a distribution in the form of a reinvestment in additional shares, the shareholder will be treated as having received a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

When a shareholder purchases shares of a Fund, their NAV may reflect undistributed net investment income or recognized net capital gains or unrealized appreciation in the value of the assets of the Fund. A distribution of that income or gain (including net gain, if any, from realizing all or part of that appreciation) will be taxable to a shareholder in the manner described above, although the distribution economically constitutes a partial return of capital to the shareholder.

Ordinarily, a shareholder is required to take distributions by a Fund into income in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in one of those months, however, is deemed to be paid by a Fund and received by them on December 31 of that year if the distribution is paid in January of the following year.

Each Fund will send information annually to its shareholders regarding the federal income tax status of distributions made (or deemed made) during the year.

C. Federal Excise Tax

A 4% non-deductible federal excise tax ("Excise Tax") is imposed on a RIC that fails to distribute in each calendar year an amount equal to at least the sum of (1) 98.0% of its ordinary income for the year plus (2) 98.2% of its capital gain net income for the one-year period ended on October 31 of the year. A Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the Excise Tax, a Fund (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses realized or sustained after October 31 of any year in determining the amount of ordinary income for the current calendar year. A Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary income for the succeeding calendar year.

Each Fund intends to make sufficient distributions of its ordinary income and capital gain net income to avoid liability for the Excise Tax. Shareholders should note, however, that each Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid Excise Tax liability.

D. Certain Tax Rules Applicable to Fund Transactions

Investments in Foreign Currencies and Securities. Gains or losses attributable to fluctuations in exchange rates that occur between the time that a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary losses. Similarly, gains or losses from the disposition of a foreign currency, or from the disposition of a fixed-income security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition, also are treated as ordinary income or ordinary losses. These gains or losses increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain.

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If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for federal tax purposes (a "PFIC") and the Fund does not make either of the elections described in the next two paragraphs, it will be subject to federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if it distributes such income as a taxable dividend to its shareholders. A Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC is any foreign corporation (with certain exceptions) that, for the taxable year, either (1) derives at least 75% of its gross income for the taxable year from "passive income" (including interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets it holds produce, or are held for the production of, "passive income." A Fund's distributions of income from any PFICs will not be eligible for the 15% and 20% maximum federal income tax rates on individual and certain other non-corporate shareholders' "qualified dividend income" described in the Prospectus.

A Fund could elect to "mark to market" its stock in a PFIC. Under such an election, the Fund would include in gross income (and treat as ordinary income) each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of that adjusted basis over that fair market value, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts so included, as well as gain realized on the disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.

If a Fund purchases shares in a PFIC and elects to treat the PFIC as a "qualified electing fund," the Fund would be required to include in its income each taxable year its pro rata share of the ordinary income and net capital gains of the PFIC, even if the income and gains were not distributed to the Fund. Any such income would be subject to the Distribution Requirement and the calendar year Excise Tax distribution requirement described above. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

Investors should be aware that a Fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While a Fund generally will seek not to invest in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so and it reserves the right to make such investments as a matter of its investment policy.

E. Redemption of Shares

In general, you will recognize gain or loss on an exchange or redemption of Fund shares in an amount equal to the difference between the proceeds of the exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase Fund shares (for example, by reinvesting distributions) within 30 days before or after the exchange or redemption (i.e., a "wash" sale). If disallowed, the loss would be reflected in an upward adjustment to the basis in the purchased shares. In general, any gain or loss arising from an exchange or redemption of shares of the Fund will be considered a capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from an exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain, if any, received on such shares. In determining the holding period of shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

F. State and Local Taxes

The tax rules of the various states and their local jurisdictions with respect to an investment in a Fund can differ from the federal income tax rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in a Fund.

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G. Foreign Income Tax

Investment income received by a Fund from sources within foreign countries and gains that it realizes on the disposition of foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance, since the amount of a Fund's assets to be invested within various countries cannot be determined.

H. Foreign Account Tax Compliance Act ("FATCA")

Pursuant to FATCA, a Fund will be required to withhold 30% of (1) income dividends it pays after June 30, 2014, and (2) capital gain distributions and the proceeds of share redemptions it pays after December 31, 2016, to certain non-U.S. shareholders that fail to meet certain information reporting or certification requirements. Those non-U.S. shareholders include foreign financial institutions ("FFIs"), such as non-U.S. investment funds, and non-financial foreign entities ("NFFEs"). To avoid withholding under FATCA, (a) an FFI must enter into an information-sharing agreement with the IRS in which it agrees to report identifying information (including name, address, and taxpayer identification number) of the shareholder's direct and indirect U.S. owners and (b) an NFFE must provide to the withholding agent a certification and, in certain circumstances, requisite information regarding its substantial U.S. owners, if any. Those non-U.S. shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the United States to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement. A non-U.S. shareholder that invests in a Fund will need to provide the Fund with documentation properly certifying the shareholder's status under FATCA (currently proposed as Form W-8BEN-E) to avoid the FATCA withholding. Non-U.S. financial institutional shareholders should consult their own tax advisors regarding the impact of these requirements on their investment in a Fund.

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OTHER MATTERS

A. The Trust and Its Shareholders

General Information. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company organized under Delaware law as a statutory trust on August 29, 1995. On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc. The Trust's trust instrument (the "Trust Instrument") permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. The Trust and each fund will continue indefinitely until terminated. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The other funds of the Trust are described in one or more separate Statements of Additional Information.

Shareholder Voting and Other Rights. Each share of a fund and each class of shares has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of shares of each fund or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the fund or class and other matters for which separate fund or class voting is appropriate under applicable law. Generally, shares will be voted separately by each fund except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual funds; or (2) the Board determines that the matter affects more than one fund and all affected funds must vote. The Board may also determine that a matter only affects certain funds or classes of the Trust and thus that only those funds or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a fund is entitled to the shareholder's pro rata share of all distributions arising from that fund's assets and, upon redeeming shares, will receive the portion of the fund's net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a fund's) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or fund) for any purpose related to the Trust (or fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more trustees.

Termination or Reorganization of Trust or Its Series. The Board, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association, or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Board may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act without a shareholder vote.

B. Fund Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of October 2, 2013, the trustees and officers of the Trust in aggregate owned less than 1% of the outstanding shares of beneficial interest of each Fund.

As of October 2, 2013, certain shareholders of record owned 5% or more of the shares of a Fund. Shareholders known by a Fund to own beneficially 5% or more of applicable class are listed in Table 6 in Appendix B.

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From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of October 2, 2013, the shareholders listed in Table 6 in Appendix B who own more than 25% of a Fund may be deemed to control the Fund. "Control" for this purpose is the ownership of 25% or more of a Fund's voting securities.

C. Limitations on Shareholders' and Trustees' Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In addition, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the relevant fund. The Trust Instrument also provides that the Trust, on behalf of a fund, shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of that fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability is in effect and a Fund is unable to meet its obligations.

The Trust Instrument provides that the trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the trustees shall not be liable for any conduct whatsoever, provided that a trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D. Proxy Voting Procedures

A copy of the Trust's and the Adviser's proxy voting procedures are included in Appendices C and D, respectively.

Information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available: (1) without charge, upon request, by contacting the Transfer Agent at (800) 206-8610 (toll free); and (2) on the SEC's website at www.sec.gov.

E. Code of Ethics

The Trust and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between a Fund and personnel of the Trust and the Adviser. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Funds, subject to certain limitations.

F. Registration Statement

This SAI and the Prospectus do not contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G. Financial Statements

Each Fund's Financial Statements and Financial Highlights for the fiscal year ended June 30, 2013, are incorporated by reference into this SAI from the Funds' Annual Report to shareholders and have been audited by BBD, an independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon its authority as an expert in accounting and auditing.

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APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

Corporate and Municipal Long-Term Bond Ratings

Standard & Poor's ("S&P") Corporate and Municipal Long-Term Bond Ratings:

The following descriptions of S&P's long-term corporate and municipal bond ratings have been published by Standard & Poor's Financial Service LLC.

AAA - An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C - A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D - An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) - The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Moody's Investors Service, Inc. ("Moody's") Long-Term Corporate Bond Ratings:

The following descriptions of Moody's long-term corporate bond ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody's U.S. Municipal Long-Term Bond Ratings:

The following descriptions of Moody's long-term municipal bond ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Modifiers: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings Ltd. ("Fitch") Corporate Bond Ratings:

The following descriptions of Fitch's long-term corporate bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. 'B' ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk ("IDR") in the ranges 'BB' to 'C'. For issuers with an IDR below 'B', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'B', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of 'RR1' (outstanding recovery prospects given default).

CCC - Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'. For issuers with an IDR below 'CCC', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'CCC', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of 'RR2' (superior recovery prospects given default).

CC - Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'. For issuers with an IDR below 'CC', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'CC', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of 'RR3' (good recovery prospects given default).

C - Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of 'RR4' (average recovery prospects given default), 'RR5' (below average recovery prospects given default) or 'RR6' (poor recovery prospects given default).

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B'.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's Municipal Bond Long-Term Ratings:

The following descriptions of Fitch's long-term municipal bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. 'CCC' ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. 'CC' ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. 'C' ratings indicate default appears imminent or inevitable.

D - Default. 'D' ratings indicate a default. Default generally is defined as one of the following:

•failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults - "Imminent" default, categorized under 'C', typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the 'C' category.

Structured Finance Writedowns - Where an instrument has experienced an involuntary and, in the agency's opinion, irreversible "writedown" of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of 'D' will be assigned to the instrument. Where the agency believes the "writedown" may prove to be temporary (and the loss may be "written up" again in future if and when performance improves), then a credit rating of 'C' will typically be assigned. Should the "writedown" then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the "writedown" later be deemed as irreversible, the credit rating will be lowered to 'D'.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability. In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

Plus (+) or Minus (-) - The modifiers "+" or "-"may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term Rating category, or to Long-Term Rating categories below 'B'.

Municipal Short-Term Bond Ratings

S&P's Municipal Short-Term Bond Ratings:

The following descriptions of S&P's short-term municipal ratings have been published by Standard & Poor's Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings:

The following descriptions of Moody's short-term municipal ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch's Short-Term Ratings:

The following descriptions of Fitch's short-term ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Commercial Paper Ratings

S&P's Commercial Paper Ratings:

The following descriptions of S&P's commercial paper ratings have been published by Standard & Poor's Financial Service LLC.

A-1 - A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings - S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Moody's Commercial Paper Ratings:

The following descriptions of Moody's commercial paper ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch's Commercial Paper Ratings:

The following descriptions of Fitch's commercial paper ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

APPENDIX B - MISCELLANEOUS TABLES

Table 1 - Investment Advisory Fees

The following tables show the dollar amount of fees accrued with respect to each Fund, the amount of fees waived and/or expenses reimbursed by the Adviser, if any, and the actual fees retained by the Adviser. The data is for the last three fiscal years.

Year Ended	Advisory Fees Accrued	Advisory Fees Waived and/or Expenses Reimbursed	Advisory Fees Retained
Golden Large Cap Core Fund
June 30, 2013	$200,302	$1,000	$199,302
June 30, 2012	$445,468	$2,658	$442,810
June 30, 2011	$1,158,440	$5,501	$1,152,939
Golden Small Cap Core Fund
June 30, 2013	$248,309	$797	$247,512
June 30, 2012	$405,712	$1,409	$404,303
June 30, 2011	$933,706	$3,083	$930,623

Table 2 - Administration Fees

The following tables show the dollar amount of fees accrued with respect to each Fund, the amount of fees waived by Atlantic, if any, and the actual fees retained by Atlantic. The data is for the last three fiscal years.

For the fiscal year ended June 30, 2011, Accounting Fees and Compliance Fees were included in separate tables within the appendix. Those amounts are now combined with the Administration Fees for those periods in the tables list below.

Year Ended	Administration Fees Accrued	Administration Fees Waived	Administration Fees Retained
Golden Large Cap Core Fund
June 30, 2013	$167,099	$60,937	$106,162
June 30, 2012	$182,519	$3,840	$178,679
June 30, 2011	$205,742	$4,472	$201,270
Golden Small Cap Core Fund
June 30, 2013	$132,901	$29,207	$103,694
June 30, 2012	$117,481	$2,827	$114,654
June 30, 2011	$105,661	$2,945	$102,716

Table 3 - Commissions

The following tables show the aggregate brokerage commissions of each Fund. The data is for the last three fiscal years.

Year Ended	Aggregate Brokerage Commissions ($) Paid	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Adviser or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Adviser or Distributor	% of Transactions Executed by an Affiliate of the Fund, Adviser or Distributor
Golden Large Cap Core Fund
June 30, 2013	$29,532	$0	0%	0%
June 30, 2012	$111,596	$0	0%	0%

Year Ended	Aggregate Brokerage Commissions ($) Paid	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Adviser or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Adviser or Distributor	% of Transactions Executed by an Affiliate of the Fund, Adviser or Distributor
June 30, 2011	$200,810	$0	0%	0%
Golden Small Cap Core Fund
June 30, 2013	$37,628	$0	0%	0%
June 30, 2012	$71,165	$0	0%	0%
June 30, 2011	$213,562	$0	0%	0%

Table 4 - Directed Brokerage

The following tables list each broker to which each Fund directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom. The data is for the fiscal year ended June 30, 2013.

Broker	Amount Directed	Amount of Commissions Generated
Golden Large Cap Core Fund
BNY BROKERAGE, INC.	$26,597,146	$15,671
ITG	$11,320,655	$6,832
JEFFERIES & COMPANY, INC	$8,038,904	$4,195
INSTINET CORP	$7,216,640	$2,834
Golden Small Cap Core Fund
BNY BROKERAGE, INC.	$15,645,572	$16,687
INSTINET CORP	$9,211,810	$10,362
JEFFERIES & COMPANY, INC	$4,026,142	$5,398
ITG	$6,711,311	$5,181

Table 5 - Securities of Regular Brokers or Dealers

The following tables list each Fund's regular brokers and dealers whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the most recent fiscal year ended June 30, 2013.

Golden Large Cap Core Fund
Regular Broker or Dealer	Value of Securities Held
None	N/A

Golden Small Cap Core Fund
Regular Broker or Dealer	Value of Securities Held
None	N/A

Table 6 - Control Persons and 5% Shareholders

The following tables list as of October 2, 2013: (1) the shareholders who owned 25% or more of the outstanding shares of the applicable class and thus may be deemed to control the Fund; and (2) the persons who owned beneficially or of record 5% or more of the outstanding shares of the applicable class.

Golden Large Cap Core Fund
Name and Address	% of Fund
NFS LLC FEBO US BANK NATIONAL ASSOCIATION 1555 N RIVERCENTER DR STE 302 MILWAUKEE, WI 53212	21.23%
MAC CO A C TGXF2001002 MUTUAL FUND OPERATIONS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH, PA 15230	13.47%

Golden Small Cap Core Fund
Name and Address	% of Fund
None	N/A

APPENDIX C - TRUST PROXY VOTING PROCEDURES

Forum Funds
Shareholder Voting Policy

As of December 14, 2012

SECTION 1. BACKGROUND

The Trust exercises its shareholder voting responsibilities as an investor in other issuers as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments. This Policy details the Trust's policy with respect to shareholder voting.

SECTION 2. ADVISER RESPONSIBILITIES

(A) Delegation by Board. Each Fund has delegated to the Adviser the authority to vote as a shareholder of issuers whose securities are held in its portfolio. The Adviser shall maintain and the Board shall approve voting procedures related to the Adviser acting on behalf of the Fund in accordance with its fiduciary duties and the best interests of Fund shareholders.

(B) Delivery of Proxies. The Adviser is responsible for coordinating the delivery of proxies to be voted by the Custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service"). Upon request, the Adviser shall provide periodic reports to the Board as to the implementation and operation of its shareholder voting policies and procedures as they relate to the Trust.

(C) Conflicts of Interest. The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting on behalf of a Fund. A conflict of interest includes any circumstance when the Fund, the Adviser, the Distributor, the Proxy Voting Service or one or more of their Affiliated Persons (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how shares of that issuer are voted.

Each Adviser is responsible for maintaining procedures to identify and address material conflicts of interest and, when applicable, determine the adequacy of a Proxy Voting Service's procedures to identify and address material conflicts of interest.

(D) Voting Record. The Adviser shall be responsible for ensuring a voting record is maintained that includes all instances where the Fund was entitled to vote and will coordinate the annual delivery of such record to the Administrator for purposes of preparing the Trust's annual Form N-PX filing. The voting record shall include the following information required to be reported in Form N-PX:

(1) The name of the issuer of the security;

(2) The exchange ticker symbol of the security;

(3) The CUSIP for the security;

(4) The shareholder meeting date;

(5) A brief identification of the matter voted on;

(6) Whether the matter was proposed by the issuer or by a security holder;

(7) Whether the Trust cast its vote on the matter;

(8) How the Trust cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

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(9) Whether the Trust cast its vote for or against management.

The Adviser shall also be responsible for ensuring information regarding how the Fund voted relating to portfolio securities during the twelve-month period ended June 30 is available on the Fund's website or other location consistent with disclosure in the Fund's registration statement.

SECTION 4: ABSTENTION

The Trust and an Adviser may abstain from shareholder voting in certain circumstances. Abstaining from voting may be appropriate if voting would be unduly burdensome or expensive, or otherwise not in the best interest of a Fund's shareholders.

SECTION 3: BOARD REPORTING AND REVIEW

(A) The Adviser shall submit its voting procedures to the Board for review and approval initially and at the next regularly scheduled meeting of the Board following any material change.

(B) The Adviser shall report to the Board, at least quarterly, whether any conflicts of interest arose while voting as an investor in other issuers and how such conflicts were handled.

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APPENDIX D - ADVISER PROXY VOTING PROCEDURES

Golden Capital Management Proxy Voting Policy and Procedures

Policy

Golden Capital Management, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Lynette Alexander has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Golden Capital Management has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate. Golden Capital Management has contracted with Institutional Shareholder Services ("ISS"), a leading provider of proxy voting and corporate governance services, to provide research on corporate governance issues and corporate actions, make proxy vote recommendations, and handle the administrative functions associated with the voting of client proxies. While ISS makes the proxy vote recommendations, Golden Capital Management retains the ultimate authority on deciding how to vote. In general, it is Golden Capital Management's policy to vote in accordance with ISS's recommendations.

Revised 06/13/2006

1. Voting Procedures

•All proxy materials received on behalf of clients are forwarded to Institutional Shareholder Services;

•ISS will determine which client accounts hold the security to which the proxy relates;

•Absent material conflict or any disagreement by Golden Capital Management with the recommendation of ISS, ISS will determine how Golden Capital Management should vote the proxy in accordance with applicable voting guidelines, complete the proxy and submit the proxy in a timely and appropriate manner.

2. Disclosure

•Golden Capital Management will provide conspicuously displayed information in its disclosure document summarizing this proxy voting policy and procedures, including a statement that clients may

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 request information regarding how Golden Capital Management voted a client's proxies, and that clients may request a copy of these policies and procedures.

3. Client Requests for Information

•All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Lynette Alexander.

•In response to any request Lynette Alexander will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Golden Capital Management voted the client's proxy with respect to each proposal about which client inquired.

4. Voting Guidelines

•In the absence of specific voting guidelines from the client, Golden Capital Management will vote proxies in the best interests of its clients. Golden Capital Management's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Golden Capital Management's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•Golden Capital Management will generally vote in accordance with the guidelines and recommendations of ISS. However, in the event that Golden Capital Management disagrees with an ISS proxy voting recommendation, it may determine not to follow the ISS recommendation. In any such case, Golden Capital Management will communicate its determination to ISS and will document the rationale for its determination.

5. Conflicts of Interest

•Golden Capital Management believes that through its reliance on the voting guidelines and recommendations of an independent third party, it is able to effectively eliminate and/or address most, if not all, conflicts of interest that may arise in connection with proxy voting on behalf of its clients.

•Golden Capital Management will not be influenced by the financial or business interests of any control affiliate (e.g., Wachovia Corporation) in exercising its judgment in proxy voting determinations on behalf of its clients, except to the extent that any such control affiliate may be viewed as the client on a particular account.

•Golden Capital Management will maintain a record of the voting resolution of any conflict of interest.

6. Recordkeeping

Lynette Alexander shall retain the following proxy records in accordance with the SEC's five-year retention requirement:

•These policies and procedures and any amendments;

•Each proxy statement that Golden Capital Management receives;

•A record of each vote that Golden Capital Management casts;

•Any document Golden Capital Management created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;

•A copy of each written request from a client for information on how Golden Capital Management voted such client's proxies, and a copy of any written response.

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PART C
OTHER INFORMATION

ITEM 28.		EXHIBITS
(a)		Trust Instrument of Registrant as amended and restated on September 20, 2013 (Exhibit incorporated by reference as filed as Exhibit (a) in post-effective amendment No. 427 via EDGAR on September 30, 2013, accession number 0001435109-13-000440).
(b)		By-Laws of Registrant as amended (Exhibit incorporated by reference as filed as Exhibit (b) in post-effective amendment No. 427 via EDGAR on September 30, 2013, accession number 0001435109-13-000440).
(c)		See Sections 2.04 and 2.07 of the Trust Instrument as filed as Exhibit (a).
(d)	(1)	Investment Advisory Agreement between Registrant and H.M. Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (5)(a) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).
	(2)	Investment Advisory Agreement between Registrant and Beck, Mack & Oliver LLC dated April 10, 2009 (Exhibit incorporated by reference as filed as Exhibit (d)(2) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).
	(3)	Investment Advisory Agreement between Registrant and Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(h) in post-effective amendment No. 63 via EDGAR on June 8, 1998, accession number 0001004402-98-000339).
	(4)	Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(4) in post-effective amendment No. 320 via EDGAR on June 30, 2011, accession number 0000315774-11-000174).
	(5)	Management Agreement between Registrant and King Investment Advisors, Inc. regarding Fountainhead Special Value Fund (Exhibit incorporated by reference as filed as Exhibit (d)(5) in post-effective amendment No. 303 via EDGAR on February 25, 2011, accession number 0000315774-11-000023).
	(6)	Investment Advisory Agreement between Registrant and AH Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).
	(7)	Investment Advisory Agreement between Registrant and Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(7) in post-effective amendment No. 357 via EDGAR on April 16, 2012, accession number 0001435109-12-000053).
	(8)	Investment Advisory Agreement between Registrant and Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).
	(9)	Sub-Advisory Agreements between Absolute Investment Advisers, LLC and certain sub-advisers to Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(22) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).
	(10)	Amended and Restated Investment Advisory Agreement between Registrant and Merk Investments LLC (Exhibit incorporated by reference as filed as Exhibit (d)(11) in post-effective amendment No. 326 via EDGAR on July 29, 2011, accession number 0000315774-11-000203).
	(11)	Investment Advisory Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182).
	(12)	Sub-Advisory Agreement between Absolute Investment Advisers, LLC and Mohican Financial Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(13) in post-effective amendment No. 339 via EDGAR on October 27, 2011, accession number 0000315774-11-000293).
	(13)	Sub-Advisory Agreement between Absolute Investment Adviser, LLC and Kovitz Investment Group, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 203 via EDGAR on February 28, 2007, accession number 0001193125-07-042714).
	(14)	Sub-Advisory Agreement between Absolute Investment Advisers, LLC and Pine Cobble Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 323 via EDGAR on July 29, 2011, accession number 0000315774-11-000197).

(15)	Investment Advisory Agreement between Registrant and Spears Abacus Advisors LLC regarding The BeeHive Fund (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 239 via EDGAR on September 29, 2008, accession number 0001193125-08-203258).
(16)	Investment Advisory Agreement between Registrant and Absolute Investment Advisers LLC dated September 30, 2008 with respect to Absolute Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 242 via EDGAR in October 15, 2008, accession number 0001193125-08-211081).
(17)	Sub-Advisory Agreement between Absolute Investment Advisors LLC and Green Eagle Capital LLC (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).
(18)	Sub-Advisory Agreement between Absolute Investment Advisors LLC and Kingstown Capital Management L.P. (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).
(19)	Sub-Advisory Agreement between Absolute Investment Advisors LLC and Madden Asset Management LLC dated August 1, 2012 (Exhibit incorporated by reference as filed as Exhibit (d)(20) in post-effective amendment No. 380 via EDGAR on October 19, 2012, accession number 0001435109-12-000238).
(20)	Investment Advisory Agreement between Registrant and Carne Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 365 via EDGAR on May 29, 2012, accession number 0001435109-12-000085).
(21)	Investment Advisory Agreement between Registrant and Merk Investments LLC, regarding Merk Currency Enhanced U.S. Equity Fund (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 336 via EDGAR on September 9, 2011, accession number 0000315774-11-000272).
(22)	Subadvisory Agreement between Absolute Investment Advisers, LLC and MetWest Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(23) in post-effective amendment No. 399 via EDGAR on March 25, 2013, accession number 0001435109-13-000109).
(23)	Investment Advisory Agreement between Registrant and MAI Wealth Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No 292 via EDGAR on August 31, 2010, accession number 0000315774-10-000277).
(24)	Investment Advisory Agreement between Registrant and Semper Capital Management, L.P. f/k/a UCM Partners, L.P. regarding Semper Short Duration Fund (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 298 via EDGAR on December 6, 2010, accession number 0000315774-10-000348).
(25)	Subadvisory Agreement between Absolute Investment Advisers, LLC and Longhorn Capital Partners, L.P. regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 303 via EDGAR on February 25, 2011, accession number 0000315774-11-000023).
(26)	Subadvisory Agreement between Absolute Investment Advisers, LLC and St. James Investment Company, LLC regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 303 via EDGAR on February 25, 2011, accession number 0000315774-11-000023).
(27)	Subadvisory Agreement between Absolute Investment Advisers, LLC and Yacktman Asset Management Co. dated June 29, 2012, regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 371 via EDGAR on July 27, 2012, accession number 0001435109-12-000138).
(28)	Subadvisory Agreement between Absolute Investment Advisers, LLC and Sabal Capital Management, LLC dated August 1, 2012 (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 380 via EDGAR on October 19, 2012, accession number 0001435109-12-000238).
(29)	Investment Advisory Agreement between Registrant and Lee Munder Capital Group, LLC dated April 1, 2013 (Exhibit incorporated by reference as filed as Exhibit (d)(30) in post-effective amendment No. 400 via EDGAR on March 28, 2013, accession number 0001435109-13-000114).

	(30)	Investment Advisory Agreement between Registrant and Monongahela Capital (Exhibit incorporated by reference as filed as Exhibit (d)(30) in post-effective amendment No. 410 via EDGAR on May 15, 2013, accession number 0001435109-13-000231).
	(31)	Subadvisory Agreement between Absolute Investment Advisers, LLC and Harvest Capital Strategies LLC (Exhibit incorporated by reference as filed as Exhibit (d)(31) in post-effective amendment No. 420 via EDGAR on July 29, 2013, accession number 0001435109-13-000345).
	(32)	Investment Advisory Agreement between Registrant and Steinberg Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(32) in post-effective amendment No. 427 via EDGAR on September 30, 2013, accession number 0001435109-13-000440).
(e)	(1)	Form of Selected Dealer Agreement between Foreside Fund Services, LLC and securities brokers (Exhibit incorporated by reference as filed as Exhibit (e)(1) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).
	(2)	Distribution Agreement between Registrant and Foreside Fund Services, LLC dated March 31, 2009 (Exhibit incorporated by reference as filed as Exhibit (e)(2) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).
	(2)(A)	Amended Appendix to Distribution Agreement between Registrant and Foreside Fund Services, LLC (Exhibit incorporated by reference as filed as Exhibit (e)(2)(A) in post-effective amendment No. 427 via EDGAR on September 30, 2013, accession number 0001435109-13-000440).
(f)		None.
(g)	(1)	Global Custodial Services Agreement between Forum Funds and Citibank, N.A. (Exhibit incorporated by reference as filed as Exhibit (g)(4) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).
	(2)	Custodian Agreement between Registrant and Union Bank, N.A., dated July 31, 2009 (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 256 via EDGAR on August 28, 2009, accession number 0000315774-09-000086).
	(3)	Amended Schedule A to the Global Custodial Services Agreement between Forum Funds and Citibank, N.A. (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 339 via EDGAR on October 27, 2011, accession number 0000315774-11-000293).
(h)	(1)	Services Agreement between Registrant and Atlantic Fund Administration, LLC dated April 20, 2007, as amended June 15, 2012, (Exhibit incorporated by reference as filed as Exhibit (h)(1) in post-effective amendment No.369 via EDGAR on July 24, 2012, accession number 0001435109-12- -000132.)
	(2)	Shareholder Service Plan of Registrant dated March 18, 1998 and amended February 12, 2009 and Form of Shareholder Service Agreement relating to Polaris Global Value Fund (Exhibit incorporated by reference as filed Exhibit (h)(2) in post-effective amendment No. 247 via Edgar on February 17, 2009, accession number 0001193125-09-031402).
	(3)	Shareholder Service Plan of Registrant dated November 24, 2003 and amended February 12, 2009 relating to Adams Harkness Small Cap Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(3) in post-effective amendment No. 247 via Edgar on February 17, 2009, accession number 0001193125-09-031402).
	(4)	Expense Limitation Agreement between Registrant and King Investment Advisors, Inc. regarding Fountainhead Special Value Fund (Exhibit incorporated by reference as filed as Exhibit (h)(4) in post-effective amendment No. 388 via EDGAR on December 21, 2012, accession number 0001435109-12-000307).
	(5)	Expense Limitation Agreement between Registrant and D.F. Dent and Company, Inc. Fund (Exhibit incorporated by reference as filed as Exhibit (h)(5) in post-effective amendment No. 422 via EDGAR on August 15, 2013, accession number 0001435109-13-000375).
	(6)	Expense Limitation Agreement between Registrant and Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (h)(6) in post-effective amendment No. 406 via EDGAR on April 30, 2013, accession number 0001435109-13-000178).
	(7)	Expense Limitation Agreement between Registrant and Beck, Mack & Oliver LLC (Exhibit incorporated by reference as filed as Exhibit (h)(7) in post-effective amendment No. 420 via EDGAR on July 29, 2013, accession number 0001435109-13-000345).

	(8)	Expense Limitation Agreement between Registrant and Spears Abacus Advisors LLC (Exhibit incorporated by reference as Exhibit (h)(9) in post effective amendment No. 360 via EDGAR on April 25, 2012, accession number 0001435109-12-000063).
	(9)	Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding the Absolute Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (h)(10) in post-effective amendment No. 368 via EDGAR on July 23, 2012, accession number 0001435109-12-000129).
	(10)	Expense Limitation Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(10) in post-effective amendment No. 380 via EDGAR on October 19, 2012, accession number 0001435109-12-000238).
	(11)	Expense Limitation Agreements between Registrant and Carne Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(11) in post-effective amendment No. 388 via EDGAR on December 21, 2012, accession number 0001435109-12-000307).
	(12)	Operating Services Agreement between Registrant and Merk Investments LLC regarding Merk Currency Enhanced U.S. Equity Fund (Exhibit incorporated by reference as filed as Exhibit (h)(16) in post-effective amendment No. 336 via EDGAR on September 9, 2011, accession number 0000315774-11-000272).
	(13)	Expense Limitation Agreement between Registrant and MAI Wealth Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(14) in post-effective amendment No. 380 via EDGAR on October 19, 2012, accession number 0001435109-12-000238).
	(14)	Expense Limitation Agreement between Registrant and Semper Capital Management, L.P., regarding Semper Short Duration Fund (Exhibit incorporated by reference as filed as Exhibit (h)(15) in post-effective amendment No. 390 via EDGAR on January 11, 2013, accession number 0001435109-13-000015).
	(15)	Expense Limitation Agreement between Registrant and Lee Munder Capital Group, LLC regarding LMCG Global Market Neutral Fund (Exhibit incorporated by reference as filed as Exhibit (h)(16) in post-effective amendment No. 400 via EDGAR on March 28, 2013, accession number 0001435109-13-000114).
	(16)	Expense Limitation Agreement between Registrant and Lee Munder Capital Group, LLC regarding LMCG Global MultiCap Fund (Exhibit incorporated by reference as filed as Exhibit (h)(16) in post-effective amendment No. 406 via EDGAR on April 30, 2013, accession number 0001435109-13-000178).
	(17)	Expense Limitation Agreement between Registrant and Monongahela Capital Management LLC (Exhibit incorporated by reference as filed as Exhibit (h)(17) in post-effective amendment No. 400 via EDGAR on March 28, 2013, accession number 0001435109-13-000114).
	(18)	Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding the Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (h)(18) in post-effective amendment No. 422 via EDGAR on August 15, 2013, accession number 0001435109-13-000375).
	(19)	Expense Limitation Agreement between Registrant and Steinberg Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(19) in post-effective amendment No. 427 via EDGAR on September 30, 2013, accession number 0001435109-13-000440).
(i)		Opinion and consent of K&L Gates LLP is filed herewith.
(j)		Opinion of BBD, LLP is filed herewith.
(k)		None.
(l)		Investment Representation letter of Reich & Tang, Inc. as original purchaser of shares of Registrant (Exhibit incorporated by reference as filed as Exhibit (13) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).
(m)	(1)	Amended and Restated Rule 12b-1 Plan dated December 12, 2012 adopted by Registrant for Absolute Strategies Fund, Auxier Focus Fund, Carne Hedged Equity Fund, Dividend Plus Income Fund, Golden Large Cap Core Fund, Golden Small Cap Core Fund, LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, Merk Absolute Return Currency Fund, Merk Asian Currency Fund, Merk Currency Enhanced U.S. Equity Fund, Merk Hard Currency Fund, The BeeHive Fund, Semper Short Duration Fund and Steinberg Select Fund (Exhibit incorporated by reference as filed as Exhibit (m)(1) in post-effective amendment No. 427 via EDGAR on September 30, 2013, accession number 0001435109-13-000440).

(n)	(1)	Amended and restated Rule 18f-3 Plan dated June 14, 2013 adopted by Registrant for Absolute Strategies Fund, Auxier Focus Fund, Carne Hedged Equity Fund, Dividend Plus Income Fund, Golden Large Cap Core Fund, Golden Small Cap Core Fund, LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, Merk Absolute Return Currency Fund, Merk Asian Currency Fund, Merk Currency Enhanced U.S. Equity Fund, Merk Hard Currency Fund, Semper Short Duration Fund and Steinberg Select Fund (Exhibit incorporated by reference as filed as Exhibit (n)(1) in post-effective amendment No. 427 via EDGAR on September 30, 2013, accession number 0001435109-13-000440).
(p)	(1)	Code of Ethics adopted by Registrant as amended (Exhibit incorporated by reference as filed as Exhibit (p)(1) in post-effective amendment No. 390 via EDGAR on January 11, 2013, accession number 0001435109-13-000015).
	(2)	Code of Ethics adopted by H.M. Payson & Co (Exhibit incorporated by reference as filed as Exhibit (p)(2) in post-effective amendment No.345 via EDGAR on December 29, 2011, accession number 0001435109-11-000041).
	(3)	Code of Ethics adopted by Beck, Mack & Oliver (Exhibit incorporated by reference as filed as Exhibit (p)(4) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).
	(4)	Code of Ethics adopted by Polaris Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(4) in post-effective amendment No. 427 via EDGAR on September 30, 2013, accession number 0001435109-13-000440).
	(5)	Code of Ethics adopted by D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(5) in post-effective amendment No. 380 via EDGAR on October 19, 2012, accession number 0001435109-12-000238).
	(6)	Code of Ethics adopted by King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(6) in post-effective amendment No. 339 via EDGAR on October 27, 2011, accession number 0000315774-11-000293).
	(7)	Code of Ethics adopted by AH Lisanti Capital Growth (Exhibit incorporated by reference as filed as Exhibit (p)(7) in post-effective amendment No. 319 via EDGAR on June 28, 2011, accession number 0000315774-11-000168).
	(8)	Code of Ethics adopted by Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post-effective amendment No. 276 via EDGAR ion March 26, 2010, accession number 0000315774-10-000095).
	(9)	Code of Ethics adopted by Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(20) in post-effective amendment No. 380 via EDGAR on October 19, 2012, accession number 0001435109-12-000238).
	(10)	Code of Ethics adopted by AJO, LP (Exhibit incorporated by reference as filed as Exhibit (p)(13) in post-effective amendment No. 253 via EDGAR on July 29,2009, accession number 0000315774-09-000063).
	(11)	Code of Ethics adopted by Longhorn Capital Partners (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post-effective amendment No. 319 via EDGAR on June 28, 2011, accession number 0000315774-11-000168).
	(12)	Code of Ethics adopted by St. James Investment Company, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(12) in post-effective amendment No.345 via EDGAR on December 29, 2011, accession number 0001435109-11-000041).
	(13)	Code of Ethics adopted by Horizon Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (h)(13) in post-effective amendment No. 368 via EDGAR on July 23, 2012, accession number 0001435109-12-000129.
	(14)	Code of Ethics adopted by MetWest Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(15) in post-effective amendment No. 264 via EDGAR on September 21, 2010, accession number 0000315774-10-000292).
	(15)	Code of Ethics adopted by SSI Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).
	(16)	Code of Ethics adopted by Yacktman Asset Management Co. (Exhibit incorporated by reference as filed as Exhibit (p)(17) in post-effective amendment No. 339 via EDGAR on October 27, 2011, accession number 0000315774-11-000293).

(17)	Code of Ethics adopted by Merk Investments LLC (Exhibit incorporated by reference as filed as Exhibit (p)(18) in post-effective amendment No. 399 via EDGAR on March 25, 2013, accession number 0001435109-13-000109).
(18)	Code of Ethics adopted by Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(19) in post-effective amendment No. 368 via EDGAR on July 23, 2012, accession number 0001435109-12-000129.
(19)	Code of Ethics adopted by Foreside Fund Services (Exhibit incorporated by reference as filed as Exhibit (p)(26) in post-effective amendment No. 253 via EDGAR on July 29,2009, accession number 0000315774-09-000063).
(20)	Code of Ethics adopted by Mohican Financial Management (Exhibit incorporated by reference as filed as Exhibit (p)(21) in post-effective amendment No. 399 via EDGAR on March 25, 2013, accession number 0001435109-13-000109).
(21)	Code of Ethics adopted by Kovitz Financial Group, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(27) in post-effective amendment No. 263 via EDGAR on November 18, 2009, accession number 0000315774-09-000178).
(22)	Code of Ethics adopted by Pine Cobble Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(23) in post-effective amendment No.345 via EDGAR on December 29, 2011, accession number 0001435109-11-000041).
(23)	Code of Ethics adopted by Spears Abacus Advisors LLC (Exhibit incorporated by reference as filed as Exhibit (p)(24) in post-effective amendment No.345 via EDGAR on December 29, 2011, accession number 0001435109-11-000041).
(24)	Code of Ethics adopted by Green Eagle Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(25) in post-effective amendment No. 303 via EDGAR on February 25, 2011, accession number 0000315774-11-000023).
(25)	Code of Ethics adopted by Kingstown Capital Management, LP (Exhibit incorporated by reference as filed as Exhibit (p)(26) in post-effective amendment No.345 via EDGAR on December 29, 2011, accession number 0001435109-11-000041).
(26)	Code of Ethics adopted by Madden Asset Management (Exhibit incorporated by reference as filed as Exhibit (p)(15) in post-effective amendment No. 264 via EDGAR on September 21, 2010, accession number 0000315774-10-000292).
(27)	Code of Ethics adopted by Carne Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(29) in post-effective amendment No. 399 via EDGAR on March 25, 2013, accession number 0001435109-13-000109).
(28)	Code of Ethics adopted by Utendahl Capital Management, LP (Exhibit incorporated by reference as Exhibit (p)(36) in post-effective amendment No. 276 via EDGAR on March 26, 2010, accession number 0000315774-10-000095).
(29)	Code of Ethics adopted by MAI Wealth Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (a) in post-effective amendment No. 388 via EDGAR on December 21, 2012, accession number 0001435109-12-000307).
(30)	Code of Ethics adopted by Sabal Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(32) in post-effective amendment No. 371 via EDGAR on July 27, 2012, accession number 0001435109-12-000138).
(31)	Code of Ethics adopted by Lee Munder Capital Group, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(33) in post-effective amendment No. 400 via EDGAR on March 28, 2013, accession number 0001435109-13-000114).
(32)	Code of Ethics adopted by Monongahela Capital Management (Exhibit incorporated by reference as filed as Exhibit (p)(33) in post-effective amendment No. 410 via EDGAR on May 15, 2013, accession number 0001435109-13-000231).
(33)	Code of Ethics adopted by Harvest Capital Strategies LLC (Exhibit incorporated by reference as filed as Exhibit (p)(33) in post-effective amendment No. 422 via EDGAR on August 15, 2013, accession number 0001435109-13-000375).
(34)	Code of Ethics adopted by Steinberg Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 427 via EDGAR on September 30, 2013, accession number 0001435109-13-000440).

Other Exhibits:

(A)	Powers of Attorney for John Y. Keffer, James C. Cheng, Costas Azariadis and J. Michael Parish, Trustees of Registrant (Exhibit incorporated by reference as filed as Other Exhibits (A) in post-effective amendment No. 232 via EDGAR on June 6, 2008 accession number 0001193125-08-129746).
(B)	Power of Attorney for David Tucker, Trustee of Registrant (Exhibit incorporated by reference as filed as Other Exhibits (B) in post-effective amendment No. 339 via EDGAR on October 27, 2011, accession number 0000315774-11-000293).

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30.	INDEMNIFICATION

In accordance with Section 3803 of the Delaware Business Trust Act, Section 10.02 of Registrant's Trust Instrument provides as follows:

"10.02. INDEMNIFICATION

(a)  Subject to the exceptions and limitations contained in Section (b) below:

(i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof);

(ii) The words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office or (B) not to have acted in good faith in the reasonable belief that Covered Person's action was in the best interest of the Trust; or

(ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office,

(A) By the court or other body approving the settlement;

(B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry);

(C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested

Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

(e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

(f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder's heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series."

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Carne Capital, LLC includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or negligence in the performance of the Adviser's duties or obligations under this Agreement or by reason of the Adviser's reckless disregard of its duties and obligations under this Agreement.

 (b) Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors arise from the Adviser's providing false or misleading information to other service providers. The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

 (c) The Adviser agrees to indemnify and hold harmless the Trust, each Fund and their respective employees, agents, trustees and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character arising out of or in any way related to (i) any breach of the Adviser's obligations under this Agreement, (ii) any acts or failures to act of Adviser for which the Adviser would be liable under Section 5(a), (iii) any breach of a representation or warranty of the Adviser set forth in this Agreement and (iv) claims or demands by any employee, agent, trustee, member or manager of the Adviser in their capacity as such. The Trust is hereby authorized to deduct any amounts payable in respect of the Adviser's indemnification obligations hereunder from any fees payable to the Adviser pursuant to Section 4(a).

 (d) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and AH Lisanti Capital Growth, LLC, Beck, Mack & Oliver LLC, DF Dent & Company, Inc., Golden Capital Management, LLC, Merk Investments LLC, Polaris Capital Management, LLC and Spears Abacus Advisers LLC includes language similar to the following:

 (a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for mistake of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust's security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties hereunder, or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

 (b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Absolute Investment Advisers, LLC, MAI Wealth Advisors, LLC, and Semper Capital Management, L.P. includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Adviser's duties or obligations and under this Agreement.

 (b) Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing, services, administrator, fund accountant, custodian or transfer agent to the Trust. The Adviser shall not be liable to the Trust for any action take or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

 (c) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Auxier Asset Management, LLC, H.M. Payson & Co. and King Investment Advisers, Inc. includes language similar to the following:

The Adviser may rely on information reasonably believed by the Adviser to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of the Adviser's duties under this Agreement, or by reason of reckless disregard by any of such persons of the Adviser's obligations and duties under this Agreement.

With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

(a) The Trust will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act ("Distributor Indemnitees") free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon (i) the bad faith, willful misfeasance or gross negligence of the Trust in connection with the subject matter of this Agreement; (ii) any material breach by the Trust of its representations an warranties under this Agreement; (iii) any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Trust in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of the Distributor ("Distributor Claims").

After receipt of the Distributor's notice of termination under Section 13(e), the Trust shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to the Registration Statement and for which the Trust has not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration Statement was made in reliance upon, or in conformity with, information furnished to the Trust by or on behalf of the Distributor.

(b) The Trust may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Trust and approved by the Distributor, which approval shall not be withheld unreasonably. The Trust shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Trust assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Trust does not assume the defense of any such suit, or if Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Trust, which consent shall not be unreasonably withheld or delayed.

(c) The Distributor will indemnify, defend and hold the Trust and its several officers and trustees (collectively, the "Trust Indemnitees"), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

(i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

(ii) any act of, or omission by, the Distributor or its sales representatives that does not conform to the standard of care set forth in Section 7 of this Agreement ("Trust Claims").

(d) The Distributor may assume the defense of any suit brought to enforce any Trust Claim and may retain counsel of good standing chosen by the Distributor and approved by the Trust, which approval shall not be withheld unreasonably. The Distributor shall advise the Trust that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if the Trust does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Trust Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Trust Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

(e) The Trust's and the Distributor's obligations to provide indemnification under this Section is conditioned upon the Trust or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Trust Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Trust Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f) The provisions of this Section and the parties' representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Trust Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Trust Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

(g) Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

(h) Nothing contained herein shall require the Trust to take any action contrary to any provision of its Organic Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Articles of Incorporation or Bylaws or any applicable statute or regulation; provided, however, that neither the Trust nor the Distributor may amend their Organic Documents or Articles of Incorporation and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement.

(i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Trust or its security holders to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement."

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)	AH Lisanti Capital Growth, LLC

With respect to AH Lisanti Capital Growth, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-62639). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(b)	Auxier Asset Management LLC

With respect to Auxier Asset Management LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-55757). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(c)	Beck, Mack & Oliver LLC

With respect to Beck, Mack & Oliver LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-482). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(d)	Carne Capital, LLC

With respect to Carne Capital, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-72965). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(e)	D.F. Dent and Company, Inc.

With respect to D.F. Dent and Company, Inc., the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-11364). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at

www.adviserinfo.sec.gov.

(f)	Golden Capital Management, LLC

With respect to D.F. Dent and Company, Inc., the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-57973). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(g)	H.M. Payson & Co.

With respect to H.M. Payson & Co., the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-3901). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(h)	King Investment Advisors, Inc.

With respect to King Investment Advisors, Inc., the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-27224). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(i)	Lee Munder Capital Group, LLC

With respect to Lee Munder Capital Group, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-70357). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(j)	MAI Wealth Advisors, LLC

With respect to MAI Wealth Advisors, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-58104). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(k)	Merk Investments LLC

With respect to Merk Investments LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-60616). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(l)	Polaris Capital Management, LLC

With respect to Polaris Capital Management, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-43216). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(m)	Rodgers Brothers, Inc. d/b/a/ Monongahela Capital Management

With respect to Monongahela Capital Management, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-61034). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(n)	Spears Abacus Advisors LLC

With respect to Spears Abacus Advisors LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-67401). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(o)	Semper Capital Management, L.P. (f/k/a UCM Partners, L.P.)

With respect to Semper Capital Management, L.P., the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-42753). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(p)	Steinberg Asset Management, LLC

With respect to Steinberg Asset Management, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-60898). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(q)	Absolute Investment Advisers, LLC

With respect to Absolute Investment Advisers, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-63488). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(r)	AJO, LP

With respect to AJO, LP, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-22950). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(s)	Green Eagle Capital, LLC

With respect to Green Eagle Capital, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-65282). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(t)	Harvest Capital Strategies LLC

With respect to Harvest Capital Strategies LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-66003). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(u)	Horizon Asset Management LLC

With respect to Horizon Asset Management LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-47515). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(v)	Kingstown Capital Management, LP

With respect to Kingstown Capital Management, LP, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-69412). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(w)	Kovitz Investment Group, LLC

With respect to Kovitz Investment Group, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-62239). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(x)	Longhorn Capital Partners, L.P.

With respect to Longhorn Capital Partners, L.P., the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-66480). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(y)	Madden Asset Management LLC

With respect to Madden Asset Management LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-69414). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(z)	Metropolitan West Asset Management, LLC

With respect to Metropolitan West Asset Management, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-53332). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(aa)	Mohican Financial Management, LLC

With respect to Mohican Financial Management, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-66181). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(bb)	Pine Cobble Capital, LLC

With respect to Pine Cobble Capital, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-72372). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(cc)	Sabal Capital Management, LLC

With respect to Sabal Capital Management, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-76818). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(dd)	SSI Investment Management, Inc.

With respect to SSI Investment Management, Inc., the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-10544). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(ee)	St. James Investment Company, LLC

With respect to St. James Investment Company, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-61779). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(ff)	Yacktman Asset Management LP

With respect to Yacktman Asset Management LP, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-76744). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 32(a)	Foreside Fund Services, LLC ("FFS") serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AdvisorShares Trust	19.	Gottex Multi-Asset Endowment Fund - I
2.	American Beacon Funds	20.	Gottex Multi-Asset Endowment Fund - II
3.	American Beacon Select Funds	21.	Henderson Global Funds
4.	Avenue Mutual Funds Trust	22.	Ironwood Institutional Multi-Strategy Fund LLC
5.	Bridgeway Funds, Inc.	23.	Ironwood Multi-Strategy Fund LLC

6.	Broadmark Funds	24.	Liberty Street Horizon Fund, Series of Investment Managers Series Trust
7.	Capital Innovations Global Agri, Timber, Infrastructure Fund, Series of Investment Managers Series Trust	25.	Manor Investment Funds
8.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust	26.	Nomura Partners Funds, Inc.
9.	Direxion Shares ETF Trust	27.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
10.	DundeeWealth Funds	28.	PMC Funds, Series of Trust for Professional Managers
11.	Exchange Traded Concepts Trust II	29.	Precidian ETFs Trust
12.	FlexShares Trust	30.	Quaker Investment Trust
13.	Forum Funds	31.	RevenueShares ETF Trust
14.	Forum Funds II	32.	Salient MF Trust
15.	FQF Trust	33.	Sound Shore Fund, Inc.
16.	FSI Low Beta Absolute Return Fund	34.	The Roxbury Funds
17.	Gottex Multi-Alternatives Fund - I	35.	Turner Funds
18.	Gottex Multi-Alternatives Fund - II	36.	Wintergreen Fund, Inc.

Item 32(b)	The following are officers and directors of Foreside Fund Services, LLC, the Registrant's underwriter. Their main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President and Manager	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Managing Director of Compliance	None
Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

Item 32(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian, as listed under "Custodian" in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant's adviser or subadviser, as listed in Item 31 hereof.

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirement of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this amendment to its registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, and State of Maine on October 21, 2013.

Forum Funds

/s/ Stacey E. Hong
Stacey E. Hong, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on October 21, 2013.

(a)	Principal Executive Officer

/s/ Stacey E. Hong
Stacey E. Hong
Principal Executive Officer

(b)	Principal Financial Officer

/s/ Karen Shaw
Karen Shaw
Principal Financial Officer

(c)	A majority of the Trustees

John Y. Keffer, Trustee*
James C. Cheng, Trustee*
J. Michael Parish, Trustee*
Costas Azariadis, Trustee*
David Tucker, Trustee*

By:	/s/ Lina Bhatnagar
Lina Bhatnagar
As Attorney-in-fact

* Pursuant to powers of attorney previously filed.

EXHIBIT LIST

EXHIBITS

(i)	Opinion and consent of K&L Gates LLP is filed herewith.
(j)	Opinion of BBD, LLP is filed herewith.